CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) STATUTORY FINANCIAL STATEMENTS FOR THE YEARS ENDED December 31, 2022, 2021, AND 2020

Report of Independent Auditors To the Board of Directors of Connecticut General Life Insurance Company Opinions We have audited the accompanying statutory financial statements of Connecticut General Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2022 and 2021 and the related statutory statements of income and changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”). Unmodified Opinion on Statutory Basis of Accounting In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021 and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1. Adverse Opinion on U.S. Generally Accepted Accounting Principles In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended. Basis for Opinions We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions. Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued. Auditors’ Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with US GAAS, we: ● Exercise professional judgment and maintain professional skepticism throughout the audit. ● Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. ● Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed. ● Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. ● Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. 2

Supplemental Information Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Financial Data, Supplemental Summary Investment Schedule, Supplemental Investment Risk Interrogatories, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “Supplemental Schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole. Hartford, Connecticut April 26, 2023 3

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) STATUTORY BALANCE SHEETS (in millions, except share information) As of December 31, 2022 2021 ASSETS Cash and invested assets: Cash, cash equivalents and short-term investments $ 68 $ 127 Bonds, principally at amortized cost (fair value, $2,927; $3,890) 3,132 3,145 Common stocks, see Note 1 (cost, $1,746, $1,748) 5,797 5,706 Preferred stock, principally at cost (fair value, $1; $1) 1 1 Commercial mortgage loans 348 304 Policy loans 1,217 1,246 Other invested assets 511 531 Total cash and invested assets 11,074 11,060 Amounts due from reinsurers 11 37 Amounts receivable relating to uninsured plans 1 1 Deferred tax assets 15 31 Premiums and considerations receivable 3 (9) Accrued investment income 68 69 Receivables from parent, subsidiaries and affiliates 1 14 Other assets 5 5 Total assets excluding separate accounts 11,178 11,208 Separate accounts assets 9,000 10,252 Total assets $ 20,178 $ 21,460 LIABILITIES Aggregate reserves for life, accident and health policies and contracts $ 4,013 $ 4,084 Contract claims – Life, Accident, and Health 122 107 Other policy and contract liabilities 2 17 Accrued commissions, expenses and taxes 28 129 Remittance and items not allocated 10 21 Asset valuation reserve 104 107 Interest maintenance reserve 276 302 Payable to parent, subsidiaries and affiliates 13 2 Other liabilities 122 125 Total liabilities excluding separate accounts 4,690 4,894 Separate accounts liabilities 8,928 10,180 Total liabilities $ 13,618 $ 15,074 CAPITAL AND SURPLUS Capital stock ($5 par value; 5,978,322 shares authorized, issued and outstanding) $ 30 $ 30 Paid in surplus 2,792 2,792 Unassigned funds/(surplus) 3,738 3,563 Total capital and surplus 6,560 6,385 Total liabilities and capital and surplus $ 20,178 $ 21,460 The accompanying Notes to the Statutory Financial Statements are an integral part of these statements. 4

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

(in millions)			
For the years ended December 31,	**2022**	2021	2020
REVENUES			
Premiums and annuity and other considerations	**$ 143**	$ 142	$ 315
Commissions and expense allowances on reinsurance ceded	**18**	27	29
Net investment income and amortization of interest maintenance reserve	**2,882**	2,792	2,033
Separate Accounts net gain from operations excluding unrealized gains or losses	**67**	66	72
Other income	**41**	45	35
Total	**3,151**	3,072	2,484
BENEFITS AND EXPENSES			
Benefits expense	**517**	485	583
Interest on policy or contract funds	**15**	19	22
Decrease in policy reserves	**(72)**	(64)	(36)
Commissions expense	**4**	6	11
Insurance taxes, licenses and fees	**7**	5	12
General insurance expenses and taxes	**40**	64	53
Net transfers to or (from) Separate Accounts net of reinsurance	**(79)**	(86)	(35)
Policyholder dividends	**(2)**	—	—
Total	**430**	429	610
INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME TAXES	**2,721**	2,643	1,874
Federal and foreign income taxes	**(22)**	9	7
INCOME FROM OPERATIONS	**2,743**	2,634	1,867
Realized capital loss, net of taxes and interest maintenance reserve	**8**	(12)	(20)
NET INCOME	**2,751**	2,622	1,847
Dividends paid to stockholder	**(2,670)**	(2,550)	(1,874)
Additional paid-in surplus	**—**	26	387
Change in:			
Net unrealized capital gain/(loss)	**85**	(261)	359
Net unrealized foreign exchange capital (loss)/gain	**(5)**	(3)	2
Net deferred income tax	**(33)**	(8)	32
Nonadmitted assets	**59**	(10)	(33)
Asset valuation reserve	**3**	—	(23)
Surplus as a result of reinsurance	**(16)**	(16)	(16)
Other	**1**	1	(31)
Net increase/(decrease) in capital and surplus	**175**	(199)	650
Capital and surplus, beginning of year	**6,385**	6,584	5,934
CAPITAL AND SURPLUS, End of Year	**$ 6,560**	$ 6,385	$ 6,584

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

5

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) STATUTORY STATEMENTS OF CASH FLOWS (in millions) For the years ended December 31, 2022 2021 2020 NET CASH FROM OPERATIONS Premiums and annuity and other considerations $ 116 $ 170 $ 279 Net investment income 1,820 2,772 2,021 Miscellaneous income 117 118 115 Total revenues received 2,053 3,060 2,415 Benefits and loss related payments 496 530 578 Commissions, expenses and taxes 121 97 90 Net transfers from separate accounts (79) (86) (35) Total benefits, expenses and transfers paid 538 541 633 Federal and foreign income taxes paid/(recovered) 11 (3) 59 Dividends paid to policyholders (1) — — Total expenses paid 548 538 692 Net cash provided by operations 1,505 2,522 1,723 NET CASH FROM INVESTMENTS Proceeds from investments sold, matured or repaid: Bonds 162 395 600 Stocks 6 6 22 Commercial mortgage loans 16 32 84 Real Estate 23 1 — Other invested assets 25 81 64 Other 73 24 25 Net proceeds from investments sold, matured or repaid 305 539 795 Cost of investments acquired: Bonds (163) (301) (349) Stocks — (26) (387) Commercial mortgage loans (61) (66) (88) Other invested assets (7) (39) (50) Other (33) (109) (107) Net cost of investments acquired (264) (541) (981) Net increase in policy loans and premium notes 29 6 4 Net cash provided by or (used in) investment activities 70 4 (182) NET CASH FROM FINANCING Capital and paid in surplus — 26 387 Borrowed funds — — — Dividends paid (1,620) (2,550) (1,874) Net contributions on deposit-type contract funds and other insurance liabilities (1) — (83) Notes payable - affiliate — — 25 Other (uses)/sources (13) 65 (47) Net cash used in financing activities (1,634) (2,459) (1,592) Net (decrease)/increase in cash, cash equivalents and short-term investments (59) 67 (52) Cash, cash equivalents and short-term investments, beginning of year 127 60 112 Cash, cash equivalents and short-term investments, end of year $ 68 $ 127 $ 60 The Company reported the following non-cash operating, investing and financing activities: 2022 2021 2020 Exchanging noncash assets and liabilities for other noncash assets or liabilities 44 7 40 Accounts receivable acquired from a subsidiary as a dividend 1,050 — — The accompanying Notes to the Statutory Financial Statements are an integral part of these statements. 6

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN Nature of Operations Connecticut General Life Insurance Company (the Company) is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of The Cigna Group. On February 13, 2023 the ultimate parent of the Company changed its corporate name from Cigna Corporation to The Cigna Group. References to "Cigna" or "Cigna Corp." in these footnotes refer to The Cigna Group. The Company and its subsidiaries are major providers of health care and related benefits in the U.S., the majority of which are offered through employers and other groups (e.g. unions and associations). Principal products and services are group life and health insurance. In addition, the Company has international operations that offer products (that are generally similar to those offered domestically) to businesses and individuals in selected markets. The Company also has certain run-off operations including individual insurance, group retirement and reinsurance operations. The Company is domiciled in the state of Connecticut and licensed in all states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Canada. Inflation The United States economy continues to be impacted by rising inflation. The Cigna Group is proactively addressing potential impacts from inflation on its workforce, third party relationships (including relationships with vendors and health care providers) and drug pricing. The Cigna Group is also monitoring the potential impact inflation may have on client and customer health care needs. COVID-19 Impact The Cigna Group is committed to the health and vitality of its employees, and the people it serves remains its focus as the pandemic environment evolves. The Cigna Group continues to leverage its resources, expertise, data and actionable intelligence to assist customers, clients and care providers throughout this time. A. Accounting Practices The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed by the State of Connecticut Insurance Department (the “Department”). The Department has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Principles (“SAP” or “SSAPs”). Permitted accounting practices are those practices specifically requested by an insurer that depart from NAIC SAP and state prescribed practices and have been approved by the insurer’s domiciliary state. The Company did not utilize permitted practices in the preparation of these financial statements. B. Use of Estimates in the Preparation of the Financial Statements The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. NAIC SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates. C. Accounting Policy (1) Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments. These financial instruments may include various instruments recorded on the balance sheet and off-balance sheet financial instruments. These instruments may change in value due to interest rate and market fluctuations and most also have credit risk. The Company evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss. 7

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS The Company estimates fair values of financial instruments using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses that incorporate current market inputs for similar financial instruments with comparable terms and credit quality as well as other qualitative factors. In instances where there is little or no market activity for the same or similar instruments, the fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See Note 16 for information on the Company’s fair value measurements. (2) Cash and Cash Equivalents: Cash and cash equivalents consist of cash and short-term investments that will mature in three months or less from the time of purchase. Cash equivalents and short-term investments are carried at cost. (3) Investments: Investments are valued in accordance with the requirements of the NAIC SAP. The carrying values of investments are generally stated as follows: Bonds, Short-term Investments and Redeemable Preferred Stocks. Investments in bonds and short-term investments are carried at amortized cost. Redeemable preferred stocks are carried at amortized cost, except those in or near default, which are carried at the lesser of cost or fair value. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to call date which produces the lowest asset value (yield to worst). Investments with original maturities of one year or less from the time of purchase are classified as short-term. Bonds and redeemable preferred stocks are considered impaired, and their cost basis is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary). Hybrid Securities. Hybrid securities are designed with both debt and equity characteristics and are intended to provide protection to the issuer’s senior note holders. In accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, hybrid securities are reported in bonds. Loan-backed and Other Structured Securities. Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. When loan-backed and structured securities have potential for loss of a significant portion of the original investment, significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method. These securities are presented on the balance sheet as bonds. Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment. When the Company determines it does not expect to recover the amortized cost basis of loan-backed or structured securities with declines in fair value (even if it does not intend to sell and has the intent and ability to hold), the non-interest portion of the impairment loss is recognized in realized investment losses. The non-interest portion is the difference between the amortized cost basis of the loan-backed or structured security and the net present value of its expected future cash flows. Expected future cash flows are based on assumptions about the collateral attributes, including prepayment speeds, default rates and changes in value. Perpetual Preferred and Common Stocks. Investments in perpetual preferred and common stocks are carried at fair value except for common stock of affiliates that are valued using methods described below. When impaired, the cost basis of these investments is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary). Subsidiary, Controlled, and Affiliated (SCA) Entities. Subsidiary, controlled, and affiliated entities are reported using the statutory equity method based on the entity’s audited equity prepared using NAIC SAP or accounting principles generally accepted in the United States of America (GAAP), as appropriate in accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as common stock or other invested assets. 8

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS Commercial Mortgage Loans. Mortgage loans held by the Company are made exclusively to commercial borrowers at a fixed rate of interest. Commercial mortgage loans are carried at unpaid principal balances or, if impaired, the lower of unpaid principal or fair value of the underlying real estate. If the fair value of the underlying real estate is less than unpaid principal on an impaired loan, a valuation reserve is recorded. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves may be considered impaired because the Company may not collect all interest due according to the terms of the original agreements. However, the Company expects to recover its remaining carrying value in these circumstances primarily because the fair value of the underlying real estate exceeds the carrying value of these loans. Policy Loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss. Real Estate. Real estate can be occupied by the Company, held for the production of income, or held for sale. As of December 31, 2022 and 2021, real estate was classified as occupied by the Company or held for the production of income, and carried at depreciated cost less encumbrances; any write downs to fair value due to impairment are recorded as realized losses. Impairment is assessed when cash flows indicate that the carrying value may not be recoverable. The Company estimates the fair value of real estate using internal valuations generally based on discounted cash flow analyses. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset. At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other invested assets depending on the ownership of the underlying assets. Joint Ventures, Partnerships, Limited Liability Companies. In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee. Derivative Financial Instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction or portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk, and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives used in hedging transactions are recorded at fair value. Changes in fair value are recognized as unrealized gains and losses until contract termination or closing, when realized gains and losses are recognized in net income. Net Investment Income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income for bonds when interest payments are 90 days past due and for commercial mortgage loans when payment is considered delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are received. See Note 4 for further information. Investment Gains and Losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from sales, asset write-downs and changes in valuation reserves are based on specifically identified assets and are recognized in net income, subject to the interest maintenance reserve policy described below. (4) Non-admitted Assets: In accordance with NAIC SSAPs, certain assets or certain portions of assets are excluded from the Company's admitted assets on its balance sheet through a direct charge to unassigned surplus. Certain assets are limited by factors, such as a percentage of surplus, as to the amounts that qualify as admitted assets. Such assets include electronic data processing equipment and deferred tax assets. 9

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS (5) Goodwill and Other Intangibles: Goodwill and other intangible assets include purchased customer relationships, provider networks and state licenses. The Company amortizes these assets on a straight-line basis over periods up to ten years, and revises amortization periods if it believes there has been a change in the length of time than an intangible asset will continue to have value. (6) Separate Accounts: Separate Account assets and liabilities are contract holder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and insulated from the general account of the Company and are not subject to claims that arise out of any of the Company’s other businesses. The separate account assets are largely carried at fair value. Separate account liabilities are established in amounts that are adequate to meet estimated future obligations to contract holders and plan participants. The investment income, gains and losses of these accounts generally accrue to the contract holders and, therefore, do not affect the Company's net income. Premiums received and benefits paid on separate accounts flow through the general account and result in transfers between the two, which are reported in the Company’s net income. (7) Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges according to contract terms and customers’ experience. (8) Aggregate Reserves: Aggregate reserves for life, accident, health, disability, and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities are calculated using the net level premium method and the Commissioner’s Reserve Valuation Method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner's Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount at rates that do not exceed the statutory maximums. Discount rates ranged from 1.00% to 11.25% in 2022 and 2021, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums. (9) Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products, group life and accident and health insurance are considered revenue when due. (10) Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions according to contract terms and using the customer’s experience. (11) Income Taxes: The Company is included in the consolidated United States federal income tax return filed by Cigna. Pursuant to the Tax Sharing Agreement with Cigna, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary differences). Limitations of the admitted amount of the deferred tax asset are calculated in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP 10R and SSAP 10. More detailed information about the Company’s income taxes is disclosed in Note 7. (12) Participating Business: The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's participating line of business. (13) Other Liabilities: Other liabilities consist of various insurance-related liabilities including amounts related to deposit-type contracts, reinsurance contracts, amounts withheld or retained by company as agent or trustee, and escheat liabilities. Legal costs to defend the Company’s litigation and arbitration matters are expensed when incurred in cases where the Company cannot reasonably estimate the ultimate cost to defend. In cases where the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported. 10

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS (14) Premium Deficiency Reserves: The Company anticipates investment income as a factor in a premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. (15) Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the fair value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC. (16) Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount will be non-admitted. (17) Pharmaceutical Manufacturer Rebate Receivable. Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms. (18) Performance Guarantees. The Company provides performance guarantees associated with meeting certain service standards, clinical outcomes or financial metrics. If these service standards, clinical outcomes or financial metrics are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. The Company establishes deferred revenues for estimated payouts associated with these performance guarantees. (19) Differences between NAIC SAP and GAAP: Statutory accounting principles as described above differ in some respects from GAAP. Principal differences under GAAP from these statutory financial statements include the following: • Aggregate reserves for life policies are calculated using mortality, interest and expense assumptions derived from the Company's own experience or various actuarial tables. • Bonds and preferred stocks classified as available-for-sale are carried at fair value. Adjustments to fair value are recorded in shareholders’ equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust future policy benefits for run-off settlement annuity business and deferred income taxes. • GAAP deferred tax assets or liabilities include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset does not currently include a valuation allowance which reflects management’s assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change. Statutory deferred tax assets are limited to the admittable amount allowed in accordance with SSAP 101. • Acquisition costs are deferred and amortized over the estimated contract period of the related policies. • A transition obligation for postretirement benefits other than pensions was fully recognized in 1992. The postretirement benefit obligation other than pensions includes a portion accrued for employees not currently eligible for postretirement benefits as calculated in accordance with Accounting Standards Codification 715 “Compensation – Retirement Benefits”. • Reinsurance recoverables are presented as assets and are not netted against insurance liabilities. • Investments in subsidiaries are consolidated under GAAP. In addition, other principal differences under GAAP from these statutory financial statements include the following: • Non-admitted assets (including furniture and equipment, goodwill and intangibles) less applicable allowance accounts are restored to the balance sheet. • The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are not recorded. • The liability for reinsurance in unauthorized companies is not recorded. NOTE 2 - ACCOUNTING CHANGES, CORRECTIONS OF ERRORS, AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENT Not applicable. 11

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – ACQUISITIONS AND DISPOSITIONS

Sales of Retirement Benefits and Individual Insurance Business

On April 1, 2004, the Company sold its retirement benefits business, excluding the corporate-owned life insurance business to Prudential Retirement Insurance and Annuity Company (PRIAC). On January 14, 2022, PRIAC novated the Guaranteed Cost Business Agreements, including (1) the Coinsurance and Assumption Agreement dated April 1 2004, and (2) the portions that were not novated to PRIAC in the PRT PriPar Group Annuity Contracts, to the Prudential Insurance Company of America (PICA). Subsequently, on April 4, 2022, Empower acquired PRIAC. In October, 2022, PRIAC was renamed to Empower Annuity Insurance Company (EIC).

The Company received units of EIC's separate accounts and carries those units as separate account assets on its balance sheet. This separate account relates to the retirement benefits business under a modified coinsurance arrangement. At December 31, 2022, there was $11 million of separate account assets and liabilities with EIC. At December 31, 2021, there was $14 million of separate account assets and liabilities associated with this business.

Excluded from the Company's reported separate account assets and liabilities are $35 million and $41 million at December 31, 2022 and 2021, respectively, of separate account assets and liabilities that are fully reinsured by PICA under indemnity coinsurance arrangements. The Company guarantees, and PICA reinsures these guarantees, that separate account assets will be sufficient to pay certain retiree benefits. For the majority of the benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers do not maintain the required levels of separate account assets, the Company or PICA has the right to redirect the management of the related assets to provide for benefit payments. There were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2022 and 2021.

In 1998 the Company sold its individual life insurance and annuity business. The sale generated an after tax gain of $624 million and is earned over 29 years on a declining basis. The Company recognized deferred gains of $16 million in 2022, 2021, and 2020. The remaining deferred gain as of December 31, 2022 is $43 million.

NOTE 4 - INVESTMENTS

A. Bonds

The amortized cost and market value by contractual maturity periods for bonds, including short-term investment and cash equivalents, were as follows at December 31, 2022:

(in millions)	Amortized Cost	Fair Value
Due in one year or less	$ 157	$ 157
Due after one year through five years	449	426
Due after five years through ten years	581	565
Due after ten years	1,872	1,722
Mortgage- and other asset-backed securities	136	120
Total	$ 3,195	$ 2,990

12

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows: December 31, 2022 Amortized Cost Unrealized Unrealized Fair Value (in millions) Appreciation Depreciation US government $ 32 $ — $ (2) $ 30 All other governments 121 10 (8) 122 Special revenue and assessment 153 32 (2) 183 Industrial and miscellaneous 2,690 83 (302) 2,472 Mortgage and other asset-backed 136 — (16) 120 Total $ 3,132 $ 125 $ (330) $ 2,927 December 31, 2021 Amortized Cost Unrealized Unrealized (in millions) Appreciation Depreciation Fair Value US government $ 32 $ 2 $ — $ 34 All other governments 117 42 (4) 155 Special revenue and assessment 162 102 — 264 Industrial and miscellaneous 2,693 605 (11) 3,287 Mortgage and other asset-backed 141 9 — 150 Total $ 3,145 $ 760 $ (15) $ 3,890 Private placement bonds constituted 49% of the bond portfolio at December 31, 2022 and 48% at December 31, 2021. Disposal information for bonds for the years ended December 31 was as follows: (in millions) 2022 2021 Proceeds $ 172 $ 455 Gross gains $ 8 $ 17 Gross losses $ (3) $ (8) Review of Declines in Fair Value Management reviews bonds with a decline in fair value from cost for impairment based on criteria that include: • length of time and severity of decline; • financial health and specific near term prospects of the issuer; • changes in the regulatory, economic or general market environment of the issuer’s industry or geographic region; and • the Company’s intent to sell or the likelihood of a required sale prior to recovery. 13

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Based on this review, management believes the unrealized depreciation below to be temporary and, therefore, has not impaired these amounts. Bonds with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

	December 31, 2022				December 31, 2021			
($ in millions)	Fair Value	Amortized Cost	Unrealized Depreciation	Count	Fair Value	Amortized Cost	Unrealized Depreciation	Count
One year or less:								
Investment grade	$ 1,693	$ 1,940	$ (247)	459	$ 240	$ 248	$ (8)	91
Below investment grade	19	23	(4)	9	33	37	(4)	7
More than one year:								
Investment grade	189	257	(68)	95	39	41	(2)	13
Below investment grade	32	42	(10)	9	12	12	—	6
Total	$ 1,933	$ 2,262	$ (329)	572	$ 324	$ 338	$ (14)	117

There were no common stock or preferred stock with a fair value significantly lower than cost as of December 31, 2022 or 2021.

The unrealized depreciation of investment grade bonds is primarily due to increases in market yields since purchase. Net realized investment gains and losses before taxes and interest maintenance reserve included other-than-temporary impairments of bonds of $2 million in 2022 and $6 million in 2021.

Cash and Liquidity Pools

The Company's liquidity pool is an investment fund used to efficiently manage cash on behalf of wholly-owned Cigna Corporation subsidiaries. The Company's liquidity pool balance as of December 31, 2022 was $44 million and was comprised of cash equivalents (100%). As of December 31, 2021, the Company's liquidity pool balance was $97 million and was comprised of cash equivalents (88%) and short-terms (12%).

B. Mortgage Loans, including Mezzanine Real Estate Loans

($ in millions)	2022		2021	
	Min	Max	Min	Max
· The minimum and maximum lending rates for new City Loans were as follows:	3.35 %	6.03 %	2.95 %	3.48 %
· The maximum percentage of any one loan to the value of security at the time of the loan was:		59.0 %		61.0 %
· Impaired commercial mortgage loans without an allowance for credit losses:	$ —		$ —	
· Average recorded investment in impaired loans:	$ 3		$ —	
· Interest income recognized during the period the loans were impaired:	$ —		$ —	
· Allowance for credit losses:				
· Balance at the beginning of the period	$ —		$ —	
· Additions charged to operations	$ 1		$ —	
· Direct write-downs charged against the allowance	$ —		$ —	
· Recoveries of amounts previously charged off	$ —		$ —	
· Balance at the end of the period	$ 1		$ —	

14

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS At December 31, commercial mortgage loans were distributed among the following property types and geographic regions: (in millions) December 31, 2022 December 31, 2021 Property type: Office buildings $ 84 $ 89 Retail facilities 10 15 Apartment buildings 179 157 Hotels 28 28 Industrial 47 15 Other — — Total $ 348 $ 304 (in millions) December 31, 2022 December 31, 2021 Geographic region: Pacific $ 158 $ 123 South Atlantic 24 25 Central 87 76 New England 23 23 Middle Atlantic 41 42 Mountain 15 15 Total $ 348 $ 304 The fair value of the Company’s commercial mortgage loans was $320 million as of December 31, 2022 and $309 million as of December 31, 2021. Credit Quality The Company regularly evaluates and monitors credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal credit quality rating system designed to evaluate the relative risk of the transaction at each loan’s origination that is then updated each year as part of the annual portfolio loan review. The Company evaluates and monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan. Quality ratings are based on our evaluation of a number of key inputs related to the loan, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt with a ratio below 1.0 indicating that there is not enough cash flow to cover the required loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan. 15

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The following tables summarize the credit risk profile of the Company's commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios, as of December 31, 2022 and 2021:

Debt Service Coverage Ratio

($ in millions)	December 31, 2022			December 31, 2021		
Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio
Below 60%	$ 224	1.92		$ 110	2.01	
60% to 79%	115	1.75		180	1.93	
80% to 100%	9	1.12		14	1.42	
Total	$ 348	1.84	57%	$ 304	1.93	60%

The Company's annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. The most recent review was completed by the Company's investment professionals in the second quarter of 2022 and included an analysis of each underlying property's most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. The results of the 2022 review showed consistency from the prior year in each of the key metrics and confirmed the overall strength of the portfolio. Based on property valuations and cash flows estimated as part of this review, and considering updates for loans where material changes were subsequently identified, the portfolio's average loan-to-value ratio improved to 57% at December 31, 2022 from 60% at December 31, 2021, primarily due to collateral value changes in the underlying properties. The portfolio's average debt service coverage ratio decreased to 1.84 at December 31, 2022 from 1.93 at December 31, 2021, reflective of a strain on income from certain property types.

The following table summarizes changes in valuation reserves related to commercial mortgage loans:

(in millions)	2022	2021
Reserve balance, January 1	$ —	$ —
Increase in valuation reserves	1	—
Charge-offs upon sales and repayments, net of recoveries	—	—
Reserve balance, December 31	$ 1	$ —

The company will reevaluate a loan's credit quality between annual reviews if new property information is received or events such as delinquency or a borrower's request for restructure cause management to believe that the Company's estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.

There were no loans restructured during 2022 and 2021.

Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.

Problem and potential problem mortgage loans, net of valuation reserves, totaled $6 million at December 31, 2022 and zero at December 31, 2021.

16

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS Impaired Commercial Mortgage Loans A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying real estate. In some cases when it is probable that the Company will not collect all interest due under the original agreements, the loan will be considered impaired but a related valuation reserve will not be recorded because the fair value of the underlying real estate is higher than the remaining carrying value of the loan. The carrying value of the Company's impaired commercial mortgage loans and related valuation reserves were as follows: (in millions) 2022 2021 Gross Reserves Net Gross Reserves Net Impaired commercial mortgage loans with valuation reserves $ 7 $ 1 $ 6 $ — $ — $ — Impaired commercial mortgage loans with no valuation reserves — — — — — — Total $ 7 $ 1 $ 6 $ — $ — $ — The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. There were no non-accrual commercial mortgage loans for 2022 or 2021. C. Debt Restructuring Not applicable. D. Realized Investment Gains and Losses Net realized investment gains and losses before taxes and interest maintenance reserve on bonds, common stock, real estate, commercial mortgage loans and other long term investments include impairments in the value of investments of $2 million in 2022 and $24 million in 2021. In addition, realized investment gains before taxes and interest maintenance reserve, primarily from the sale of bonds, common stock and other long-term invested assets were $7 million in 2022 and $16 million in 2021. E. Loan-Backed Securities (1) Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment. (2) There were no loan-backed and structured securities with recognized other-than-temporary impairments as of December 31, 2022, and less than $1 million in 2021. (3) Loan-backed and structured securities with recognized other-than-temporary impairments, where the present value of cash flow expected to be collected is less than the amortized cost basis as of December 31, 2022 and 2021 were zero and less than $1 million, respectively. 17

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS (4) As of December 31, 2022, loan-backed and structured securities with a decline in fair value from amortized cost were as follows, including the length of time of such decline: (in millions) a. The aggregate amount of unrealized losses: 1. Less than 12 Months 2. 12 Months or Longer $ $ 2022 15 1 $ $ 2021 — — b. The aggregate related fair value of securities with unrealized losses: 1. Less than 12 Months 2. 12 Months or Longer $ $ 112 6 $ $ 4 3 (5) Management reviews loan-backed and structured securities with a decline in fair value from cost for impairment based on criteria that include: • length of time and severity of decline; • financial and specific near-term prospects of the issuer; • changes in the regulatory, economic, or general market environment of the issuer’s industry or geographic region; and • the Company’s intent to sell or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost. Based on this review, management believes the unrealized depreciation on loan-backed securities to be temporary and, therefore, has not impaired these amounts. F. Dollar Repurchase Agreements and/or Securities Lending Transactions Repurchase agreements with banks and security dealers are subject to company authorization guidelines that require securities be issued by the U.S. Treasury or a U.S. Government Agency or Sponsored Enterprise. The Company has signed and executed a Master Repurchase Agreement with each dealer. All active dealers must be on an approved list that is monitored by a credit group. The Company had no pledged assets related to repurchase agreements as of December 31, 2022 and 2021. G. Repurchase Agreements Transactions Accounted for as Secured Borrowing (1) From time to time, the Company borrows funds through participation in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends debt securities and receives cash as collateral. The associated liability is recorded at the amount of cash received. There were no outstanding repurchase agreements as of the year ended December 31, 2022. (2) Types of Repo Trades Used First Quarter Second Quarter Third Quarter Fourth Quarter a. Bilateral (YES/NO) Yes XXX XXX XXX b. Tri-Party (YES/NO) No XXX XXX XXX 18

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(3) Original (Flow) & Residual Maturity

(in millions)		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a.	Maximum Amount				
1.	Open - No Maturity	—	—	—	—
2.	Overnight	—	—	—	—
3.	2 Days to 1Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	$ 200	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—
b.	Ending Balance				
1.	Open - No Maturity	—	—	—	—
2.	Overnight	—	—	—	—
3.	2 Days to 1Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—

(4) There were no securities sold and/or acquired that resulted in default.

(5) Securities "Sold" Under Repo - Secured Borrowing

(in millions)		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a.	Maximum Amount				
1.	Book Adjusted Carrying Value ('BACV')	XXX	XXX	XXX	XXX
2.	Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3.	Fair Value	$ 203	XXX	XXX	XXX
b.	Ending Balance				
1	BACV	XXX	XXX	XXX	XXX
2	Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3	Fair Value	XXX	XXX	XXX	XXX

(6) Securities Sold Under Repo - Secured Borrowing by NAIC Designation

Not applicable.

19

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS (7) Collateral Received - Secured Borrowing (in millions) First Quarter Second Quarter Third Quarter Fourth Quarter a. Maximum Amount 1. Cash $ 200 XXX XXX XXX 2. Securities (FV) XXX XXX XXX XXX b. Ending Balance 1 Cash XXX XXX XXX XXX 2 Securities (FV) XXX XXX XXX XXX (8) Cash and Non-Cash Collateral Received - Secured Borrowing by NAIC Designation Not applicable. (9) Allocation of Aggregate Collateral by Remaining Contractual Maturity: Not applicable. (10) Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity Not applicable. (11) Liability to Return Collateral - Secured Borrowing (Total) (in millions) First Quarter Second Quarter Third Quarter Fourth Quarter a. Maximum Amount 1. Cash (Collateral - All) $ 200 XXX XXX XXX 2. Securities Collateral (FV) XXX XXX XXX XXX b. Ending Balance 1. Cash (Collateral - All) XXX XXX XXX XXX 2. Securities Collateral (FV) XXX XXX XXX XXX H. Real Estate On November 30, 2022, the Company sold an office building located in Chattanooga, TN for a gain of $13 million. The gain is reported in net realized capital gains (losses) on the Company’s financial statements. 20

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

I. Restricted Assets

(1) Restricted Assets (Including Pledged):

		Gross (Admitted & Nonadmitted) Restricted							Current Year			
		Current Year									Percentage	
($ in millions)		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non-admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	0.00 %	0.00 %
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.00 %	0.00 %
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.00 %	0.00 %
d.	Subject to reverse repurchase agreements	—	—	—	—	—		—	—	—	0.00 %	0.00 %
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.00 %	0.00 %
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.00 %	0.00 %
g.	Placed under option contracts	—	—	—	—	—	—	—	—	—	0.00 %	0.00 %
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00 %	0.00 %
i.	FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00 %	0.00 %
j.	On deposit with states	9	—	—	—	9	15	(6)	—	9	0.05 %	0.05 %
k.	On deposit with other regulatory bodies	142	—	—	—	142	142	—	—	142	0.70 %	0.71 %
l.	Pledged collateral to FHLB (including assets backing funding agreements)		—	—	—	—	—	—	—	—	0.00 %	0.00 %
m	Pledged as collateral not captured in other categories		—	1	—	1	16	(15)	—	1	0.00 %	0.00 %
n.	Other restricted assets	1,324	—	—	—	1,324	1,359	(36)	—	1,324	6.52 %	6.56 %
o.	Total restricted assets (sum of a.	$ 1,475	$ —	$ 1	$ —	$ 1,476	$ 1,532	$ (56)	$ —	$ 1,476	7.27 %	7.31 %

(a) Subset of column 1 (b) Subset of column 3 (c) Column 5 divided by Asset Page, Column 1, Line 28 (d) Column 9 divided by Asset Page, Column 3, Line 28

21

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2) Detail of Assets Pledged as Collateral Not Captured in Other Categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross (Admitted & Nonadmitted) Restricted								Percentage	
	Current Year									
($ in millions)	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral on deposit with Futures Brokers	$ —	$ —	$ 1	$ —	$ 1	$ 16	$ (15)	$ 1	— %	— %
Aggregate Derivative Collateral - swap collateral on deposit	$ —	$ —		$ —	$ —	$ —	$ —	$ —	— %	— %
Total (c)	$ —	$ —	$ 1	$ —	$ 1	$ 16	$ (15)	$ 1	— %	— %

(a) Subset of column 1
(b) Subset of column 3
(c) Total Line for Columns 1 through 7 should equal 5L(1)m Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 5L(1)m Columns 9 through 11, respectively

(3) Detail of Restricted Assets

	Gross (Admitted & Nonadmtted) Restricted								Percentage	
	Current Year									
($ in millions)	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account (S/A) Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Assets held for reinsurance trust	$ 1,324	$ —	$ —	$ —	$ 1,324	1,359	$ (36)	$ 1,324	6.52%	6.56%
Total (c)	$ 1,324	$ —	$ —	$ —	$ 1,324	$ 1,359	$ (36)	$ 1,324	6.52%	6.56%

(a) Subset of column 1

(b) Subset of column 3

(c) Total Line for Columns 1 through 7 should equal 5L(1)n Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 5L(1)n Columns 9 through 11, respectively

22

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4) Collateral Received and Reflected as Assets within the Reporting Entity's Financial Statements

General Account:

		1	2	3	4
($ in millions)		Book/Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
a.	Cash, Cash Equivalents and Short-Term Investments	$ 52	$ 52	0.462%	0.466%
b.	Schedule D, Part 1			—%	—%
c.	Schedule D, Part 2, Section 1			—%	—%
d.	Schedule D, Part 2, Section 2			—%	—%
e.	Schedule B			—%	—%
f.	Schedule A			—%	—%
g.	Schedule BA, Part 1			—%	—%
h.	Schedule DL, Part 1			—%	—%
i.	Other			—%	—%
j.	Total Collateral Assets	$ 52	$ 52	0.462%	0.466%

Separate Account

		1	2	3	4
($ in millions)		Book Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
k.	Cash, Cash Equivalents and Short-Term Investments	$ 9	$ 9	0.104%	0.104%
l.	Schedule D, Part 1			—%	—%
m.	Schedule D, Part 2, Section 1			—%	—%
n.	Schedule D, Part 2, Section 2			—%	—%
o.	Schedule B			—%	—%
p.	Schedule A			—%	—%
q.	Schedule BA, Part 1			—%	—%
r.	Schedule DL, Part 1			—%	—%
s.	Other			—%	—%
t.	Total Collateral Assets	$ 9	$ 9	0.104%	0.104%

* column 1 divided by Asset Page, Line 26 Column 1

** column 1 divided by Asset Page, Line 26 Column 3

23

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

		1	2
	($ in millions)	Amount	% of Liability to Total Liability
u.	Recognized Obligation to Return Collateral Asset (General Account)	$ 52	1.112 %
v.	Recognized Obligation to Return Collateral Asset (Separate Account)	$ 9	0.105 %

J. Prepayment Penalty and Acceleration Fees

($ in millions)	2022		2021		2020	
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
(1) Number of CUSIPs	8	104	21	78	13	79
(2) Aggregate amount of investment income	$ —	$ 6	$ 4	$ 11	$ 2	$ 7

NOTE 5 – JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

A. The Company has no investments in Joint Ventures, Partnerships or Limited Liability Companies that exceed 10% of its admitted assets as of December 31, 2022 or 2021.

B. The Company did not recognize any impairment write-downs during 2022, 2021, or 2020.

NOTE 6 – INVESTMENT INCOME

A. Due and accrued income is excluded from surplus on the following bases:

(1) Bonds – If deemed collectible, investment income due and accrued exceeding 90 days past due is non-admitted.

(2) Mortgage loans – If deemed collectible, investment income due and accrued exceeding 180 days past due is non-admitted.

B. Amounts excluded for the years ended December 31, 2022, 2021, and 2020 were $0, $1 million, and $0, respectively.

NOTE 7 – DERIVATIVE INSTRUMENTS

A. Derivatives under SSAP No. 86 - Derivatives

(1) The Company's strategy is to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivative financial instruments to reduce interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. The loss that the Company would incur if all dealers completely failed to perform under derivative contracts totals the fair values owed by dealers of $56 million and $21 million at December 31, 2022 and 2021, respectively. The Company has entered arrangements (Credit Support Annexes to ISDA Master Agreements) requiring the posting of collateral for credit risk management purposes with many of its over the counter (OTC) derivatives counterparties. This collateral backs OTC derivative transactions (primarily interest rate and foreign currency swaps hedging fixed income securities).The fair value of collateral posted by the Company at December 31, 2022 and 2021 was $0.

24

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

In order to qualify for hedge accounting, a derivative must be designated as a hedge of a specific asset, liability, anticipated transaction, or a portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2022 and 2021, the Company's derivative contracts were as follows:

(in millions)

Derivatives	Notional Amount		Book/ Adjusted Carrying Value		Fair Value	
	2022	2021	2022	2021	2022	2021
Swaps	$ 317	$ 289	$ 27	$ 4	$ 56	$ 19
Options	$ 118	$ 118	$ —	—	—	—
Total	$ 435	$ 407	$ 27	$ 4	$ 56	$ 19

(2) The following table presents information about the nature and accounting treatment of the Company's derivative financial instruments. Additional information on the Company's accounting policy for derivative financial instruments can be found in Note 1 C(3) to these financial statements. Also, additional information relating to the fair values of these derivative financial instruments can be found in Note 16 to these financial statements.

(in millions)

Instrument	Notional Amount		Risk	Purpose	Cash Flows	Accounting Policy
	2022	2021				
Foreign Currency Swaps	$ 317	$ 289	Foreign Currency Risk	To hedge the foreign exchange related changes in fair value of certain of the Company's bonds. Currency swaps include Euros, British pounds and Australian dollars for periods of up to 29 years.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.	Using fair value hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in other invested assets or other liabilities, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.
Options	$ 118	$ 118	Interest Rate Risk	To hedge the possibility of policyholder cash surrender when underlying investment book values are greater than market values.	The Company pays periodic fees to third parties, and may receive or pay cash upon the policyholder's surrender of the policy, based on book and market values of underlying investments at the time of surrender.	Effective July 1, 2021 Hedge accounting is not used for these options, which are reported at fair value in the Derivatives line on the Assets or Liabilities pages, with changes in fair value reported in unrealized gains and losses. These cash flows will be reported in cash from operations.

(3) The Company's accounting for the above derivatives follows SSAP No. 86 *Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions*. Derivatives that use hedge accounting are part of highly effective hedge programs, and as such the accounting follows that of the respective hedged item.

25

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4) Derivative contracts with financing premiums – Not applicable.

(5) The net unrealized gains or losses during the reporting periods representing the component of the derivative instrument's gain or loss, if any, excluded from the assessment of hedge effectiveness. – None.

(6) The net unrealized gains or losses during the reporting periods resulting from derivatives that no longer qualify for hedge accounting. – Not applicable.

(7) Derivatives accounted for as cash flow hedges of a forecasted transaction. – Not applicable.

(8) At December 31, 2022 and 2021, the fair value of the Company's options hedging the possibility of policyholder cash surrender when underlying investment book values are greater than market values was not material. There are no financing premiums paid under the terms of these contracts. Annual fees paid to third parties on a quarterly basis are not material to the Company.

B. Derivatives under SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees

(1) Hedged item/hedging instruments and hedging strategy – Not applicable.

(2) Recognition of gains/losses and deferred assets and liabilities – Not applicable.

(3) Hedging strategies identified as no longer highly effective – Not applicable.

(4) Hedging strategies terminated – Not applicable.

NOTE 8 – INCOME TAXES

A. The components of the net deferred tax asset/(liability) at December 31 are as follows:

1.

(in millions)	12/31/2022			12/31/2021		
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total
(a) Gross Deferred Tax Assets	$ 110	$ 20	$ 130	$ 144	$ 12	$ 156
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a – 1b)	110	20	130	144	12	156
(d) Deferred Tax Assets Nonadmitted	68	4	72	85	—	85
(e) Subtotal Net Admitted Deferred Tax Asset (1c – 1d)	42	16	58	59	12	71
(f) Deferred Tax Liabilities	30	13	43	24	16	40
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f)	$ 12	$ 3	$ 15	$ 35	$ (4)	$ 31

26

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS 1. (in millions) Change (7) (8) (9) (Col 1-4) (Col 2-5) (Col 7+8) Ordinary Capital Total (a) Gross Deferred Tax Assets $ (34) $ 8 $ (26) (b) Statutory Valuation Allowance Adjustments — — — (c) Adjusted Gross Deferred Tax Assets (1a – 1b) (34) 8 (26) (d) Deferred Tax Assets Nonadmitted (17) 4 (13) (e) Subtotal Net Admitted Deferred Tax Asset (1c – 1d ) (17) 4 (13) (f) Deferred Tax Liabilities 6 (3) 3 (g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f) $ (23) $ 7 $ (16) The realization of deferred tax assets (DTA) depends on the Company’s historical earnings and the generation of future taxable income during the periods in which the temporary differences are deductible. Management may consider the scheduled reversal of deferred tax liabilities (including impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making the assessment. 2. (in millions) 12/31/2022 12/31/2021 (1) (2) (3) (4) (5) (6) Admission Calculation Components SSAP No. 101 Ordinary Capital (Col 1+2) Total Ordinary Capital (Col 4+5) Total (a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks. $ — $ 3 $ 3 $ — $ 4 $ 4 (b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below) 12 — 12 27 — 27 1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date. 12 — 12 27 — 27 2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold. — — 982 — — 953 (c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities. 30 13 43 32 8 40 (d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c)) $ 42 $ 16 $ 58 $ 59 $ 12 $ 71 27

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

2.

(in millions)	Change		
Admission Calculation Components SSAP No. 101	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$ —	$ (1)	$ (1)
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	(15)	—	(15)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	(15)	—	(15)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	—	—	29
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	(2)	5	3
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$ (17)	$ 4	$ (13)

3.

(in millions)	2022	2021
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.	469.78 %	508.88 %
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above.	$ 6,545	$ 6,354

28

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS 4. (in millions) 12/31/2022 12/31/2021 Change Impact of Tax Planning Strategies (1) (2) (3) (4) (5) (6) (Col 1-3) (Col 2-4) Ordinary Capital Ordinary Capital Ordinary Capital (a) Determination Of Adjusted Gross Deferred Tax Assets And Net Admitted Deferred Tax Assets, By Tax Character As A Percentage. 1. Adjusted Gross DTAs $ 110 $ 20 $ 144 $ 12 $ (34) $ 8 2. Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax 0.00% 0.00% 0.00% 0.00% 0.00% 0.00 % Planning Strategies 3. Net Admitted Adjusted Gross DTAs $ 42 $ 16 $ 59 $ 12 $ (17) $ 4 4. Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The 0.00% 81.92% 8.55% 0.00% -8.55% 81.92 % Impact Of Tax Planning Strategies (b) Does the Company‘s tax–planning strategies Yes_______ No___X____ include the use of reinsurance? B. Regarding deferred tax liabilities that are not recognized: All deferred tax liabilities have been properly recognized. C. Current income taxes incurred consist of the following major components: (in millions) (1) (2) (3) 12/31/2022 12/31/2021 12/31/2020 1. Current Income Tax (a) Federal $ (21) $ 9 $ 7 (b) Foreign (1) — — (c) Subtotal (1a+1b) (22) 9 7 (d) Federal income tax on net capital gains 9 — 66 (e) Utilization of capital loss carry-forwards — — — (f) Other — — — (g) Federal and foreign income taxes incurred $ (13) $ 9 $ 73 (1c+1d+1e+1f) 29

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change
2. Deferred Tax Assets:			
(a) Ordinary			
(1) Discounting of unpaid losses	$ 32	$ 52	$ (20)
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	—	—	—
(4) Investments	—	—	—
(5) Deferred acquisition costs	49	50	(1)
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	14	13	1
(8) Compensation and benefits accrual	—	13	(13)
(9) Pension accrual	—	—	—
(10) Receivables – nonadmitted	—	—	—
(11) Net operating loss carry-forward	—	—	—
(12) Tax credit carry-forward	—	1	(1)
(13) Other			
Other - nonadmitted assets	9	8	1
Other	6	7	(1)
(99) Subtotal (sum of 2a1 through 2a13)	110	144	(34)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	68	85	(17)
(d) Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	$ 42	$ 59	$ (17)
(e) Capital:			
(1) Investments	$ 20	$ 12	$ 8
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	$ 20	$ 12	$ 8
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	4	—	4
(h) Admitted capital deferred tax assets (2e99 – 2f – 2g)	16	12	4
(i) Admitted deferred tax assets (2d + 2h)	$ 58	$ 71	$ (13)

30

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change
3. Deferred Tax Liabilities:			
(a) Ordinary			
(1) Investments	$ 30	$ 24	$ 6
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	—	—	—
(4) Policyholder reserves	—	—	—
(5) Other	—	—	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	$ 30	$ 24	$ 6
(b) Capital:			
(1) Investments	$ 13	$ 16	$ (3)
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	$ 13	$ 16	$ (3)
(c) Deferred tax liabilities (3a99 + 3b99)	43	40	3
4. Net deferred tax assets/liabilities (2i – 3c)	$ 15	$ 31	$ (16)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement).

(in millions)	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change
Total deferred tax assets	$ 130	$ 156	$ (26)
Total deferred tax liabilities	43	40	3
Net deferred tax asset (liabilities)	$ 87	$ 116	$ (29)
Statutory valuation allowance adjustment (SVA)	—	—	—
Net deferred tax asset/ (liabilities) after SVA	$ 87	$ 116	$ (29)
Tax effect of unrealized gains/(losses)			(4)
SVA adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax [(charge)/benefit]			$ (33)

31

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)		(1) 12/31/2021		(2) 12/31/2020		(3) (Col 1-2) Change
Total deferred tax assets	$	156	$	164	$	(8)
Total deferred tax liabilities		40		35		5
Net deferred tax asset (liabilities)	$	116	$	129	$	(13)
Statutory valuation allowance adjustment (SVA)		—		—		—
Net deferred tax asset/ (liabilities) after SVA	$	116	$	129	$	(13)
Tax effect of unrealized gains/(losses)						5
SVA adjustment allocated to unrealized						—
Other intraperiod allocation of deferred tax movement						—
Change in net deferred income tax [(charge)/benefit]					$	(8)

D. Reconciliation of total statutory income taxes reported to tax at statutory rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses. The significant items causing this difference are as follows:

(in millions)		December 31, 2022	Effective Tax Rate		December 31, 2021	Effective Tax Rate		December 31, 2020	Effective Tax Rate
Provision computed at statutory rate	$	575	21.00 %	$	552	21.00 %	$	398	21.00 %
Investment items		(1)	(0.05)%		(2)	(0.08)%		(1)	(0.07)%
Change in non-admitted assets		—	— %		3	0.12 %		—	— %
Affiliate Distribution		(546)	(19.93)%		(525)	(19.96)%		(368)	(19.40)%
PPACA Fee		—	— %		—	— %		1	0.03 %
IMR		(6)	(0.20)%		(5)	(0.20)%		21	1.11 %
Deferred Gain		(3)	(0.12)%		(3)	(0.13)%		(3)	(0.18)%
Foreign		—	— %		(1)	(0.04)%		—	0.02 %
Other, net	$	1	0.04 %	$	(2)	(0.05)%	$	(7)	(0.34)%
Total	$	20	0.74 %	$	17	0.66 %	$	41	2.17 %
Federal income taxes incurred		(13)	(0.48)%		9	0.35 %		73	3.85 %
Change in net deferred income taxes		33	1.22 %		8	0.31 %		(32)	(1.68)%
Total statutory income taxes	$	20	0.74 %	$	17	0.66 %	$	41	2.17 %

E. Carryforwards, recoverable taxes, and Internal Revenue Service (IRS) Code Sec. 6603 deposits:

1. At December 31, 2022 and 2021, the Company has utilized all of its net operating or capital loss carry forwards.

2. Life insurance companies are not able to carryback net operating losses. Capital income taxes available for recoupment in the event of future losses include:

(in millions)

2022	$7
2021	$2
2020	$51

3. Deposits under IRS Code Section 6603 – Not applicable

32

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

F. Consolidated Federal Income Tax Returns

1. The Company Federal Income Tax return is consolidated with Cigna, and the following subsidiaries of Cigna:

Accredo Health Group, Inc.
Accredo Health, Inc.
AHG of New York, Inc.
Allegiance Benefit Plan Management Inc
Allegiance Cobra Services Inc
Allegiance Life & Health Insurance Co
Allegiance Re Inc
American Retirement Life Insurance Company
Arizona Healthplan Inc
Benefit Management Corp
BioPartners in Care, Inc.
Bravo Health Mid-Atlantic, Inc.
Bravo Health Pennsylvania, Inc.
Breakthrough Behavioral, Inc.
Breakthrough Behavioral of Texas, Inc.
Brighter, Inc.
Care Continuum, Inc.
CareAllies, Inc.
CG Individual Tax Benefit Payments Inc
CG Life Pension Benefit Payments Inc
CG LINA Pension Benefit Payments Inc
Chiro Alliance Corporation
Cigna Arbor Life Insurance Company
Cigna Benefit Technology Solutions, Inc.
Cigna Benefits Financing, Inc.
Cigna Dental Health Inc
Cigna Dental Health of California Inc
Cigna Dental Health of Colorado Inc
Cigna Dental Health of Delaware Inc
Cigna Dental Health of Florida Inc
Cigna Dental Health of Illinois Inc
Cigna Dental Health of Kansas Inc
Cigna Dental Health of Kentucky Inc
Cigna Dental Health of Maryland Inc
Cigna Dental Health of Missouri Inc
Cigna Dental Health of New Jersey Inc
Cigna Dental Health of North Carolina Inc
Cigna Dental Health of Ohio Inc
Cigna Healthcare of Connecticut Inc
Cigna Healthcare of Florida Inc
Cigna Healthcare of Georgia Inc
Cigna Healthcare of Illinois Inc
Cigna Healthcare of Indiana Inc
Cigna Healthcare of Maine Inc
Cigna Healthcare of Massachusetts Inc
Cigna Healthcare of New Hampshire Inc
Cigna Healthcare of New Jersey Inc
Cigna Healthcare of North Carolina Inc
Cigna Healthcare of Pennsylvania Inc
Cigna Healthcare of South Carolina
Cigna Healthcare of St Louis Inc
Cigna Healthcare of Tennessee Inc
Cigna Healthcare of Texas Inc
Cigna Healthcare of Utah Inc
Cigna Holding Company
Cigna Holdings Inc
Cigna Holdings Overseas Inc
Cigna Insurance Company
Cigna Integrated Care Inc
Cigna Intellectual Property Inc
Cigna International Corporation
Cigna International Finance Inc
Cigna International Services Inc
Cigna Investment Group Inc
Cigna Investments Inc
Cigna Linden Holdings Inc
Cigna Managed Care Benefits Company
Cigna National Health Insurance Company
Cigna Poplar Holdings Inc
Cigna RE Corporation
Cigna Resource Manager Inc
Cigna Worldwide Insurance Company
Connecticut General Benefit Payments Inc.
Connecticut General Corporation
Connecticut General Life Insurance Company
Curascript, Inc.
Express Scripts Pharmaceutical Procurement, LLC
Express Scripts Pharmacy, Inc.
Express Scripts Sales Operations, Inc.
Express Scripts Senior Care Holdings, Inc.
Express Scripts Senior Care, Inc.
Express Scripts Services Company, Inc.
Express Scripts Specialty Distribution Services, Inc.
Express Scripts Strategic Development, Inc.
Express Scripts Utilization Management, Inc.
Express Scripts, Inc.
Former Cigna Investments Inc
Freco, Inc.
GreatWest Healthcare of Illinois Inc
Hazard Center Investment Co LLC
Healthbridge Reimbursement & Product Support, Inc.
Healthbridge, Inc.
Healthsource Benefits Inc
Healthsource Inc
Healthsource Properties Inc
Healthspring Life & Health Insurance Company
Healthspring of Florida, Inc.
Healthspring, Inc.
IHN Inc.
Intermountain Underwriters Inc
Kronos Optimal Health Company
Loyal American Life Insurance Company
Lynnfield Compounding Center, Inc.
Lynnfield Drug, Inc.
MAH Pharmacy, LLC
Managed Care Consultants Inc
Matrix Healthcare Services, Inc.
MCC Independent Practice Assoc of New York Inc
MDLive, Inc.
Medco Containment Insurance Company of New York
Medco Containment Life Insurance Company
Medco Health Information Network Partners, Inc.
Medco Health Puerto Rico, LLC
Medco Health Services, Inc.

33

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Cigna Dental Health of Pennsylvania Inc
Cigna Dental Health of Texas Inc
Cigna Dental Health of Virginia Inc
Cigna Dental Healthplan of Arizona Inc
Cigna Direct Marketing Company Inc.
Cigna Federal Benefits Inc
Cigna Global Holdings Inc
Cigna Global Insurance Company Limited
Cigna Global Reinsurance Company LTD
Cigna Health and Life Insurance Company
Cigna Health Corporation
Cigna Health Management Inc
Cigna Healthcare Benefits Inc
Cigna Healthcare Holdings Inc
Cigna Healthcare Inc
Cigna Healthcare Mid-Atlantic Inc
Cigna Healthcare of Arizona Inc
Cigna Healthcare of California Inc
Cigna Healthcare of Colorado Inc
Diversified NY IPA, Inc.
Diversified Pharmaceutical Services, Inc.
ESI GP Holdings, Inc.
ESI Mail Order Processing, Inc.
ESI Mail Pharmacy Service, Inc.
ESSCH Holdings, Inc.
Evernorth Behavioral Health of California, Inc.
Evernorth Behavioral Health of Texas, Inc.
Evernorth Behavioral Health, Inc.
Evernorth Care Solutions, Inc.
Evernorth Enterprise Services, Inc.
Evernorth Health, Inc.
Evernorth Sales Operations, Inc.
Evernorth Strategic Development, Inc.
eviCore 1, LLC
Express Reinsurance Company
Express Scripts Administrators, LLC
Express Scripts Canada Holding Company
Express Scripts Health Information Network Partners, Inc.
Medco Health Solutions, Inc.
Mediversal Inc
Medsolutions Holdings, Inc.
MSI Health Organization of Texas
Olympic Health Management Services Inc
Olympic Health Management Systems Inc
Patient Provider Alliance, Inc.
Priority Healthcare Corporation
Priority Healthcare Distribution, Inc.
Provident American Life and Health Insurance Company
Sagamore Health Network Inc
Spectracare Health Care Ventures, Inc.
SpectraCare, Inc.
Sterling Life Insurance Company
Tel-Drug Inc
Universal Claims Administration
Verity Solutions Group, Inc.

2. The Company is party to Cigna's Consolidated Federal Income Tax Agreement (the Tax Agreement). The Tax Agreement sets forth the method of allocation of Cigna's federal income taxes to its wholly-owned domestic subsidiaries, including the Company. The Tax Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provisions, are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.

G. Federal or Foreign Income Tax Loss Contingencies

1. The statute of limitations for Cigna's consolidated federal income tax returns through 2016 have closed. However, Cigna filed amended returns for both the 2015 and 2016 tax years, which are under review by the IRS. Additionally, the IRS is currently examining Cigna's returns for 2017 through 2018. No material impacts are anticipated for the Company.

2. In management's opinion, the Company has adequate tax liabilities to address potential exposures involving tax positions the Company has taken that may be challenged by the IRS upon audit. These liabilities could be revised in the near term if estimates of the Company's ultimate liability change as a result of new developments or a change in circumstances. No material contingent tax liability is included in the Company's current federal income tax payable. The Company does not expect a significant increase in federal or foreign contingent tax liability within the next twelve months.

34

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS 3. On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was signed into law. The Act includes a new Federal alternative minimum tax (AMT), effective January 1, 2023, that is based on the adjusted financial statement income (AFSI) set forth on the applicable financial statement (AFS) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion. For a group of related entities, the $1 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT. The Company, and the controlled group of corporations of which the reporting entity is a member, has determined that they do not expect to be liable for AMT in 2023. Based upon information available as of December 31, 2022, the controlled group of corporations of which the Company is a member, expects to qualify as an applicable corporation. H. Repatriation Transition Tax (RTT) – Not applicable I. Alternative Minimum Tax (AMT) Credit – Not applicable NOTE 9 – INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND OTHER RELATED PARTIES A. The Company is indirectly owned by Cigna. B. On November 14, 2022, the Company received a non-cash dividend of $1 billion from its subsidiary, Cigna Health and Life Insurance Company (CHLIC), in the form of an affiliate note due from Express Scripts Strategic Development, Inc. to Cigna Management Company LLC, a subsidiary of CHLIC. Subsequently, the Company paid a non-cash dividend of $1 billion in the form of the same affiliate note to its parent, CGC. Except for those insurance transactions reported under Part E of this footnote, insurance contracts that were issued by the Company in the ordinary course of its business are not reported in this footnote. C. Transactions with Related Parties not reported on Schedule Y Not applicable. D. Please refer to receivables from, and payables to, parent, subsidiaries and affiliates on the Company’s financial statements. Cash settlements are processed according to the terms of the agreement, generally within 30 days of the balance sheet date. E. The Company and certain related parties have entered into service contracts and cost-sharing arrangements, including an Expense Sharing Agreement in which the parties share expenses for certain shared services. These arrangements include providing or being provided with management, computers, claims processing, data processing, policy writing, maintenance and other services, as well as equipment, supplies and office space. Cigna allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for which it performs certain administrative services. The following arrangements are between the Company and its affiliates which are either owned or controlled by Cigna. (1) The Company was provided certain medical utilization review services by Cigna Health Management, Inc. (CHM), for which the Company paid less than $1 million in 2022, 2021, and 2020. CHM is a direct wholly-owned subsidiary of CGC. (2) The Company has contracted with Cigna Investments, Inc. (CII) for investment advisory services. The Company paid CII $8 million in 2022 and 2021, and $5 million in 2020 for these services. CII is an indirect subsidiary of Cigna. 35

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS (3) The Company has an arrangement with its affiliate Cigna Health Corporation (CHC) and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company. (4) The Company is a party to a Management Services Agreement whereby the Company provides billing and other administrative services to various healthplan affiliates on behalf of CHC and is paid for these services by CHC pursuant to the Expense Sharing Agreement. (5) Cigna allocates operating expenses incurred at the corporate level to its subsidiaries, with the exception of a limited number of expenses retained at the corporate level, such as expenses relating to the servicing of debt. The Company’s share of the allocated operating expenses was approximately $4 million in 2022, 2021, and 2020. These allocations were based on work effort studies and other appropriate methods, while certain direct expenses such as outside legal fees were directly charged to the Company. (6) The Company contracts with Evernorth Behavioral Health, Inc. (EBH), to provide mental health and substance abuse and disease management services to participants covered by the Company’s insured and self-insured plans. These services include establishing and maintaining a panel of participating providers, utilization management, quality management and claims payment services, as well as lifestyle management programs. Through an Administrative Services Agreement, EBH also administers behavioral benefits to the Company's fully insured and self-insured clients. Effective July 1, 2022, Evernorth Care Solutions, Inc. (ECS) was added as a party to the agreements with the same rights and obligations as EBH and certain other changes were made to the agreements via amendments approved by the Department. EBH and ECS are indirect subsidiaries of Cigna. (7) Under an administrative services agreement with CHLIC, both the Company and CHLIC provide various services to each other as needed. CHLIC paid the Company $6 million in 2022, $13 million in 2021, and $7 million in 2020 for services provided by the Company. The Company paid CHLIC $91 million in 2022, $55 million in 2021, and $49 million in 2020 for services provided by CHLIC. (8) The Company is party to a Master Agreement with CHLIC for the transfer and assumption of certain insurance policies from the Company to CHLIC. Under this agreement, the Company intends to transfer, from time to time, certain insurance policies to CHLIC. CHLIC will assume the direct obligation of performance under such insurance policies. (9) The Company, CII, and certain related parties, are parties to an investment pooling agreement, which provides for participation in a pool of short-term investments to facilitate effective cash management. (10) The Company and CHLIC are parties to an Assignment and Consent Agreement whereby various agreements held by the Company in 2011 were assigned to CHLIC. The agreements relate to the administration of self-funded and insured benefit plans sponsored by employers, unions, associations, trustees of multiple employer trusts and other entities. Included are agreements providing network and claims processing services to self-funded employer groups for a fee. Also included are performance guarantee and premium stabilization reserve agreements under which there are no fees directly associated with this arrangement. (11) For information regarding the Company's Federal Income Tax Sharing Agreement, please refer to Note 7, Section F(2). (12) The Company acts as a lender in a line of credit agreement with Cigna under which the maximum amount that may be loaned is $600 million. Cigna borrowed from this line of credit with the Company during 2022 reaching as high as $250 million, and as high as $50 million in 2021. As of December 31, 2022 and 2021, there was no outstanding receivable from Cigna. (13) The Company is party to Cigna’s Consolidated State Tax Sharing Agreement (the State TSA). The State TSA sets forth the method of allocation of Cigna's state taxes for state or local returns filed on a consolidated, combined or unitary basis to its wholly-owned domestic subsidiaries, including the Company. F. There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or related party that result in a material contingent exposure of the Company's or any related party's assets or liabilities. G. The Company is a direct, wholly-owned subsidiary of CGC, which is a direct, wholly-owned subsidiary of Cigna Holdings, Inc., which is a direct, wholly-owned subsidiary of Cigna Holding Company, which is a direct, wholly-owned subsidiary of Cigna. 36

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

H. The Company does not own shares in its parent company or an upstream intermediate entity.

I. The Company owns a 100% interest in CHLIC, whose carrying value exceeds 10% of the admitted assets of the Company. The statement values of CHLIC's assets and liabilities as of December 31, 2022, respectively, were $14.3 billion and $8.5 billion. For the Year Ended December 31, 2022, CHLIC reported net income of $2.7 billion. As of December 31, 2021, CHLIC's assets and liabilities , respectively, were $13.5 billion and $7.8 billion. For the Year Ended December 31, 2021, CHLIC reported net income of $2.1 billion.

J. Subsidiary, controlled and affiliated entities disclosure of impairment write-down:

The Company did not recognize any impairment write-down for its investment in Subsidiary, Controlled or Affiliated (SCA) entities during 2022, 2021, and 2020.

K. Investment in foreign insurance subsidiary – Not applicable.

L. In accordance with SSAP No. 97, *Investments in Subsidiary, Controlled, and Affiliated Entities*, the Company utilized the look-through approach to value the following downstream noninsurance holding company and has limited the value of the investment to the amounts included in the audited financial statements of the investments owned by the company. All liabilities, commitments, contingencies, guarantees or obligations of the downstream noninsurance holding company that are required to be recorded as liabilities have been reflected in the Company's determination of carrying value. Refer to Note 12(A) for further discussion on commitments.

(in millions)	December 31, 2022	December 31, 2021
Downstream Noninsurance Holding Company Name	**Book/Adjusted Carrying Value**	**Book/Adjusted Carrying Value**
CARING, LLC	$ 2	$ 3
Total	$ 2	$ 3

M. All SCA Investments

The Company does not have any investments in SCA entities under SSAP No. 97 with a classification of 8a, 8b (ii), 8b (iii) or 8b (iv).

N. Investment in Insurance SCAs

The Company does not have an investment in an insurance SCA for which the audited statutory equity reflects a departure from the NAIC statutory accounting practices and procedures.

O. SCA and SSAP No. 48 Entity Loss Tracking

The SCA losses for the Company were not material for the year ended December 31, 2022, 2021, and 2020.

NOTE 10 – DEBT

The Company had no capital notes outstanding at December 31, 2022, 2021, and 2020.

On February 19, 2010, the Company had a line of credit agreement with an affiliate company, Cigna Holdings, Inc., in the amount of $600 million. Effective January 31, 2013, this new Line of Credit Agreement & Promissory Note was amended to temporarily increase the amount the Company can borrow up to $2.2 billion. Effective February 1, 2014, the amount the Company can borrow against this Line of Credit and Promissory Note agreement was reduced to $600 million. As of December 31, 2022 and 2021, the Company had no outstanding borrowings against the line of credit. In 2022, the Company borrowed against the line of credit with an average yearly rate of 1.93%. Interest incurred for the twelve months ended December 31, 2022 was not material. The interest rate on amounts borrowed in 2021 was an average yearly rate of 0.20%. Interest incurred for the twelve months ended December 31, 2021 was not material. As of December 31, 2020, the Company had outstanding borrowings against the line of credit of $25 million. The interest rate on amounts borrowed in 2020 was an average yearly rate of 0.98%, and the interest incurred was not material.

37

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 11 – RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

Consolidated/Holding Company Plans

The Company provides certain deferred compensation and postretirement benefits through plans sponsored by Cigna. The Company also participates in a capital accumulation 401(k) plan sponsored by Cigna in that employee contributions on a before-tax basis are supplemented by the Company's matching contributions. The Company has no legal obligation for benefits under these plans. Cigna allocates amounts to the Company based on salary ratios and member months. The Company's share of net expense for such benefits, included within general administrative expenses, was $1 million for 2022, $3 million for 2021, and $4 million for 2020.

Cigna froze its primary domestic defined benefit pension plans effective July 1, 2009. As a result, pension expense is no longer allocated to the Company.

NOTE 12 – CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS

A. The Company has 5,978,322 shares authorized, issued, and outstanding as of December 31, 2022 and 2021 with a par value of $5 per share. There are no other classes of capital stock.

B. The Company has no preferred stock outstanding.

C. Dividends on Company stock are paid as declared by its Board of Directors. The Company's dividends are noncumulative. The State of Connecticut insurance laws require prior approval for payment of an extraordinary dividend which is defined as one whose fair market value, together with any other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of the prior year's surplus or net income from the prior year. Net income is defined as income after taxes but prior to realized capital gains or (losses).

The maximum dividend that may be made without prior approval in 2023 is $2.7 billion. Any dividends paid in the twelve months preceding a proposed dividend are considered in determining whether a dividend is extraordinary. The maximum dividend that could have been made without prior approval in 2022 and 2021 were $2.6 billion and $1.9 billion, respectively.

D. The Company paid $2.7 billion, $2.6 billion and $1.9 billion noncumulative, common dividends during the years ended December 31, 2022, 2021, and 2020, respectively. Prior approval from the Insurance Commissioner was obtained for extraordinary dividends.

(in millions)		Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2022	$	475	2/1/2022	Extraordinary
2nd Quarter 2022		500	5/11/2022	Ordinary
3rd Quarter 2022		350	8/17/2022	Ordinary
4th Quarter 2022		1,345	11/14/2022	Extraordinary
Total	$	2,670		

(in millions)		Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2021	$	625	1/29/2021	Extraordinary
2nd Quarter 2021		650	5/10/2021	Extraordinary
3rd Quarter 2021		700	8/16/2021	Extraordinary
4th Quarter 2021		575	11/10/2021	Extraordinary
Total	$	2,550		

38

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS (in millions) Dividend Amount Date Ordinary or Extraordinary Dividend 1st Quarter 2020 $ 407 1/28/2020 Ordinary 2nd Quarter 2020 441 5/7/2020 Ordinary 3rd Quarter 2020 446 8/4/2020 Ordinary 4th Quarter 2020 580 11/10/2020 Extraordinary Total $ 1,874 E. Within the limitations of (C) above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to shareholders. F. There were no restrictions placed on the Company’s surplus, including for whom the surplus is being held. G. There have been no advances to surplus. H. The Company does not hold any stock for special purposes. I. The Company has not had changes in the balances of any special surplus funds from the prior period. J. The portion of unassigned surplus funds represented or reduced by each item below for the years ended December 31, 2022, 2021, and 2020 is as follows: December 31, December 31, December 31, (in millions) 2022 2021 2020 Non-admitted asset values $ 114 $ 172 $ 163 Cumulative unrealized gains (losses) $ 4,051 $ 3,976 $ 4,235 Asset valuation reserves $ 104 $ 107 $ 107 Reinsurance in unauthorized companies $ — $ 1 $ 2 39

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS NOTE 13 – LIABILITIES, CONTINGENCIES AND ASSESSMENTS A. Contingent Commitments (in millions) Nature and circumstance of guarantee and key attributes, including date and duration of agreement Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R) Ultimate financial statement impact if action under the guarantee is required. Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted. Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted. The Company guarantees that separate account assets will be sufficient to pay certain life insurance or retiree benefits. For the majority of these benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers fail to do so, the Company or an affiliate of Prudential Retirement Insurance and Annuity, the buyer of the retirement benefits business, has the right to redirect the management of the related assets to provide for benefit payments. - Increase in Aggregate Reserve for Life and Accident and Health Contracts $382 As of December 31, 2022, employers maintained assets that exceeded the benefit obligations under these arrangements of approximately $420 million. An additional liability is established if management believes that the Company will be required to make payments under the guarantees; there were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2022. (in millions) Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees. $ 382 Current Liability Recognized in F/S: 1. Noncontingent Liabilities $ — 2. Contingent Liabilities $ — Ultimate Financial Statement Impact if action under the guarantee is required. 1. Investments in SCA $ — 2. Joint Venture $ — 3. Dividends to Stockholders (capital contribution) $ — 4. Expense $ — 5. Other $ 382 6. Total $ 382 40

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS As of December 31, 2022, the Company had commitments to: • Purchase $49 million of bonds, all of which bear interest at a fixed market rate. The Company expects to disburse all of the committed amounts during 2023. • Extend credit under commercial mortgage loan agreements for $1 million, all of which were at a fixed market rate of interest. The Company expects to disburse 100% of the committed amounts during 2023. • Contribute $33 million of additional equity to entities that hold securities diversified by issuer and maturity date. The Company expects to disburse approximately 11% of the committed amounts during 2023. • Contribute $9 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region. The Company expects to disburse approximately 3% of the committed amounts during 2023. B. Assessments The Company operates in a regulatory environment that may require its participation in assessments under state insurance guaranty association laws. The Company’s exposure to assessments for certain obligations of insolvent insurance companies to policyholders and claimants is based on its share of business written in the relevant jurisdictions. There were no material charges or credits resulting from existing or new guaranty fund assessments for the years ended December 31, 2022, 2021, and 2020. C. All Other Contingencies Litigation and Other Legal Matters The Cigna Group and its subsidiaries including the Company are routinely involved in numerous claims, lawsuits, regulatory inquiries and audits, government investigations, including under the federal False Claims Act and state false claims acts initiated by a government investigating body or by a qui tam relator’s filing of a complaint under court seal, and other legal matters arising, for the most part, in the ordinary course of managing a health services business. Additionally, The Cigna Group has received and is cooperating with subpoenas or similar processes from various governmental agencies requesting information, all arising in the normal course of its business. Disputed tax matters arising from audits by the Internal Revenue Service or other state and foreign jurisdictions, including those resulting in litigation, are accounted for under the NAIC’s accounting guidance for tax loss contingencies. As of December 31, 2022 there were no pending litigation and legal or regulatory matters determined to have a reasonably possible material loss on the Company. Regulatory Matters None. NOTE 14 – LEASES A. Lessee Leasing Arrangements (1) Rental expenses for operating leases, principally for office space, amounted to $7 million in 2022, $11 million in 2021, and $26 million in 2020. (2) At December 31, 2022, the aggregate future minimum rental payments under leases having initial or remaining non-cancelable lease terms in excess of one year are as follows: $8 million in 2023, $5 million in 2024, $1 million in 2025, and none thereafter. (3) The Company is not involved in any material sale-leaseback transactions. 41

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS B. Lessor Leases The Company is not the lessor in any material operating or leveraged lease transactions. NOTE 15 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS A. ASO Plans Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ended December 31: 2022 Uninsured Portion (in millions) ASO Uninsured Plans of Partially Insured Plans Total ASO Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses $ (5) $ 1 $ (4) Total net other income or expenses (including interest paid to or received from plans) $ — $ — $ — Net gain or (loss) from operations $ (5) $ 1 $ (4) Total claim payment volume $ 2 $ — $ 2 2021 Uninsured Portion (in millions) ASO Uninsured Plans of Partially Insured Plans Total ASO Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses $ (3) $ — $ (3) Total net other income or expenses (including interest paid to or received from plans) $ — $ — $ — Net gain or (loss) from operations $ (3) $ — $ (3) Total claim payment volume $ — $ — $ — 2020 Uninsured Portion (in millions) ASO Uninsured Plans of Partially Insured Plans Total ASO Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses $ (9) $ — $ (9) Total net other income or expenses (including interest paid to or received from plans) $ — $ — $ — Net gain or (loss) from operations $ (9) $ — $ (9) Total claim payment volume $ — $ — $ — 42

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS B. ASC Plans Information with regard to the profitability of Administrative Services Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the years ending December 31: 2022 Uninsured Portion ASC Uninsured of Partially (in millions) Plans Insured Plans Total ASC Gross reimbursement for medical cost incurred $ — $ — $ — Gross administrative fees accrued — — — Other income or expenses (including interest paid to or received from plans) — — — Gross expenses incurred (claims and administrative) — — — Net gain or (loss) from operations $ — $ — $ — 2021 Uninsured Portion ASC Uninsured of Partially (in millions) Plans Insured Plans Total ASC Gross reimbursement for medical cost incurred $ — $ — $ — Gross administrative fees accrued — — — Other income or expenses (including interest paid to or received from plans) — — — Gross expenses incurred (claims and administrative) (4) — (4) Net gain or (loss) from operations $ (4) $ — $ (4) 2020 Uninsured Portion ASC Uninsured of Partially (in millions) Plans Insured Plans Total ASC Gross reimbursement for medical cost incurred $ — $ — $ — Gross administrative fees accrued — — — Other income or expenses (including interest paid to or received from plans) — — — Gross expenses incurred (claims and administrative) — — — Net gain or (loss) from operations $ — $ — $ — C. Medicare or Similarly Structured Cost Based Reimbursement Contract Not applicable. 43

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 16 - DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

Name and Address of Managing General Agent or Third Party Administration	Total Direct Premium Written/ Produced By (in millions)	
2022		
Various	$	16
2021		
Various	$	16
2020		
Various	$	19

NOTE 17 - FAIR VALUE MEASUREMENTS

A. Fair Value Measurements

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. The Company's financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Level 1 Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets. Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities.

Level 2 Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant. Level 2 assets include most private and corporate debt, federal agency and municipal bonds, non-government mortgage backed securities, unaffiliated common stocks, preferred stocks, short term investments, cash equivalents, contract loans and other derivative assets. Separate account Level 2 assets primarily include actively-traded institutional and retail mutual fund investments in separate accounts priced using the daily NAV which is the exit price, and corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates. Separate account Level 2 assets also include certain investments that are valued using NAV as a practical expedient because a readily determinable fair value does not exist.

Level 3 Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date. Level 3 assets primarily include mortgage loans and certain newly issued, privately-placed, complex or illiquid securities that are valued using significant unobservable inputs.

SSAP 100 allows the use of net asset value (NAV) as a practical expedient to fair value for investments in investment companies where there is no readily determinable fair value. As a result of this guidance, $757 million of separate account investments have additional tabular disclosures further describing these investments as of December 31, 2022. As of December 31, 2021, $842 million of separate account investments have additional tabular disclosures further describing these investments.

44

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

1. Fair Value Measurements at Reporting Date

The Company carries certain financial instruments at fair value in the financial statements including unaffiliated common stocks and perpetual preferred stocks and bonds and redeemable preferred stocks valued at the lower of cost or fair value when reported at fair value at the balance sheet date and the assets of certain separate accounts.

The following tables provide information about the Company's financial assets carried at fair value as of December 31, 2022 and 2021. Fair values and changes in fair values of separate account assets accrue directly to the policyholders and are not included in the Company's revenues, expenses or surplus.

December 31, 2022 *(in millions)* Financial Assets at Fair Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Bonds	—	—	1	—	1
Preferred Stock	—	—	1	—	1
Common stock	—	—	5	—	5
Separate account assets (1)	414	5,867	203	757	7,241
Total assets at fair value	414	5,867	210	757	7,248

(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

December 31, 2021 *(in millions)* Financial Assets at Fair Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Common stock	—	—	6	—	6
Separate account assets (1)	1,358	5,968	334	842	8,502
Total assets at fair value	1,358	5,968	340	842	8,508

(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

2. Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables summarize the changes in financial instruments classified in Level 3 for the years ended December 31, 2022 and 2021. Gains and losses reported in these tables may include net changes in fair value that are attributable to both observable and unobservable inputs.

For the Year Ended December 31, 2022 *(in millions)* Level 3 Financial Instrument	Beginning Balance 1/1/2022	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2022
Bonds and Common Stock (1)	6	3	—	1	—	1	—	(4)	—	7
Separate account assets (2)	334	51	(89)	89	(30)	2	—	(143)	(11)	203
Total Level 3 assets at fair value	340	54	(89)	90	(30)	3	—	(147)	(11)	210

(1) Bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date were losses of (-$541,993).

(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

45

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

(in millions) Level 3 Financial Instrument	Beginning Balance 1/1/2021	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2021
Bonds and Common Stock (1)	8	—	—	2	—	—	—	(4)	—	6
Separate account assets (2)	355	64	(95)	1	(12)	79	—	(34)	(24)	334
Total Level 3 assets at fair value	363	64	(95)	3	(12)	79	—	(38)	(24)	340

(1) There were no bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date.

(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

Changes in the value of bonds and common stock included in net income are reflected in net investment income and realized capital gains (losses), and unrealized gains (losses) are included in surplus. Policyholder gains include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in net income of the Company.

3. Level 3 Transfers

Reclassifications impacting Level 3 financial instruments are reported as transfers in or out of the Level 3 category. Gains and losses in net income and surplus only reflect activity for the period the instrument was classified in Level 3. Transfers into or out of the Level 3 category occur when there is a change in the measurement basis in the period for lower-rated bonds valued at the lower of cost or fair value. Transfers into or out of Level 3 may also occur when observable inputs, such as the Company's best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2022 and 2021, separate account Level 3 transfers were a result of observable inputs becoming more or less significant to the fair value measurements.

4. Valuation Techniques and Inputs

The Company estimates fair values using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available, and other market information that a market participant may use to estimate fair value. The internal pricing methods are performed by the Company's investment professionals, and generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality, as well as other qualitative factors.

The Company is responsible for determining fair value, as well as the appropriate level within the fair value hierarchy, based on the significance of unobservable inputs. The Company reviews methodologies, processes and controls of third-party pricing services and compares prices on a test basis to those obtained from other external pricing sources or internal estimates. The Company performs ongoing analyses of both prices received from third-party pricing services and those developed internally to determine that they represent appropriate estimates of fair value. The controls executed by the Company include evaluating changes in prices and monitoring for potentially stale valuations. The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates. The minimal exceptions identified during these processes indicate that adjustments to prices are infrequent and do not significantly impact valuations. An annual due-diligence review of the most significant pricing service is conducted to review its processes, methodologies, and controls. This review includes a walk-through of inputs for a sample of securities held across various asset types to validate the documented pricing process.

Level 2 - Because many bonds, preferred and unaffiliated common stocks do not trade daily, third-party pricing services and internal methods often use recent trades of securities with similar features and characteristics. When recent trades are not available, pricing models are used to determine these prices. These models calculate fair values by discounting future cash flows at estimated market interest rates. Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events. For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating. For investments in investment companies where a readily determinable fair value does not exist, NAV is used as a practical expedient to fair value and classified in Level 2, according to updates to SSAP 100 effective January 1, 2018.

46

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Level 3 - In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment that becomes significant with increasingly complex instruments or pricing models.

Fair values of mortgage and other asset-backed securities, corporate and government fixed maturities are primarily determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics. For mortgage and other asset-backed securities, inputs and assumptions for pricing may also include collateral attributes and prepayment speeds. Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research in its evaluation, as well as the issuer's financial statements.

B. Other Fair Value Disclosures

The Company provides additional fair value information in Notes 1, 4, 6 and 27.

C. Aggregate Fair Value of All Financial Instruments

The following tables provide the fair value, carrying value, and classification in the fair value hierarchy of the Company's financial instruments as of December 31, 2022 and 2021.

December 31, 2022 *(in millions)* Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	2,927	3,132	30	2,826	71	—	—
Preferred Stock	1	1	—	—	1	—	—
Common stock	5	5	—	—	5	—	—
Commercial mortgage loans	320	348	—	—	320	—	—
Cash, cash equivalents, and short-term investments	68	68	5	63	—	—	—
Contract loans	1,217	1,217	—	1,217	—	—	—
Derivatives	56	27	—	56	—	—	—
Other invested assets - surplus debentures	81	99	—	81	—	—	—
Separate accounts [(1)]	8,885	9,000	414	7,227	487	757	—
Liability - Derivatives	—	—	—	—	—	—	—

(1) Separate accounts are primarily comprised of bonds and common stock.

47

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021

(in millions)

Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	3,890	3,145	34	3,642	214	—	—
Preferred Stock	1	1	—	—	1	—	—
Common stock	6	6	—	—	6	—	—
Commercial mortgage loans	309	304	—	—	309	—	—
Cash, cash equivalent and short-term investments	127	127	8	119	—	—	—
Contract loans	1,245	1,245	—	1,245	—	—	—
Derivatives	21	8	—	21	—	—	—
Other invested assets - surplus debentures	124	99	—	124	—	—	—
Separate accounts (1)	10,333	10,252	1,358	7,471	662	842	—
Liability - Derivatives	2	4	—	2	—	—	—

(1) Separate accounts are primarily comprised of bonds and common stock.

The fair values presented in the tables above have been estimated using market information when available. The following valuation methodologies and significant assumptions are used by the Company to determine fair value for each instrument.

Bonds, preferred stock and unaffiliated common stock

The Company estimates fair values of bonds, preferred and unaffiliated common stock using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See detailed discussion above for significant inputs and assumptions used to value bonds, preferred stock and unaffiliated common stock.

Commercial mortgage loans

The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company's assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Cash, cash equivalents and short-term investments

Short-term investments, cash equivalents, and cash are carried at cost which approximates fair value. Short-term investments and cash equivalents are classified in Level 2 and cash is classified in Level 1.

Contract Loans

Contract loans are carried at unpaid principal balances plus accumulated interest which is estimated to equal the fair value. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss. Interest rates are reset annually based on an index.

Derivatives

Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.

Fair values of off-balance-sheet financial instruments were not material as of December 31, 2022 and December 31, 2021.

48

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Other Invested Assets
The estimated fair value of other invested assets is determined using the bonds, preferred stock and unaffiliated common stock methodology described above. Other invested assets not considered to be financial instruments are excluded from this disclosure, including investments carried on the equity method.

D. Disclosures about Financial Instruments Not Practicable to Estimate Fair Value – None

E. Investments Measured Using the NAV Practical Expedient

Pursuant to SSAP 100, investments in investment companies with no readily-determinable fair value can be measured using the practical expedient of NAV. The table below provides additional information about these investments.

Investments Using the Practical Expedient of NAV

(in millions)	Fair Value		Unfunded Commitments		Redemption Frequency (if currently eligible)	Redemption Notice Period
Asset	12/31/2022	12/31/2021	12/31/2022	12/31/2021		
Securities Partnerships	$ 451	$ 513	$ 249	$ 275	Not applicable	Not applicable
Real Estate Funds	$ 302	$ 325	$ —	$ —	Quarterly	30-90 days
Hedge Funds	$ 4	$ 4	$ —	$ —	Up to annually, varying by fund	30-90 days
Total	$ 757	$ 842	$ 249	$ 275		

NOTE 18 – OTHER ITEMS

Other Disclosures and Unusual Items

Reinsurance of Guaranteed Minimum Death Benefits (GMDB) and Guaranteed Minimum Income Benefits (GMIB) Business

Effective February 4, 2013, the Company entered into an agreement with Berkshire Hathaway Life Insurance Company of Nebraska (Berkshire) to reinsure the GMDB and GMIB businesses. The reinsurance arrangement is subject to an overall limit, of which $3.1 billion remains. In April 2013, Berkshire set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $1.0 billion. At December 31, 2021, the market value of the assets in the trust was $1.3 billion.

Assumed Reinsurance of Settlement Annuity Business

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of Life Insurance Company of North America (LINA). In connection with this agreement, the Company set up a trust with LINA as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $1.1 billion. At December 31, 2021, the market value of the assets in the trust was $1.5 billion.

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of New York Life Group Insurance Company of New York (NYLGI). In connection with this agreement, the Company set up a trust with NYLGI as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $130 million. At December 31, 2021, the market value of the assets in the trust was $194 million.

Reinsurance of Group Universal Life and Retained Assets Business

Effective December 31, 2020 the Company entered into an agreement to reinsure its Group Universal Life and Retained Assets businesses to LINA. In connection with this agreement, LINA set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $438 million. At December 31, 2021, the market value of the assets in the trust was $520 million.

49

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Retained Asset Accounts

To support the sale of LINA to NY Life, effective December 30, 2020, a Retained Assets reinsurance agreement between the Company and LINA was executed. The agreement cedes 100% of the Company's interests in the RAA business to LINA, an unaffiliated party effective December 31, 2020. The agreement was approved by CT and PA Departments of Insurance.

Retained Asset Accounts are classified as liabilities for deposit-type contracts. These accounts represent the Company's method for settling certain life, disability and accidental death and dismemberment claims where the claimant does not specify or request payment in alternate form, or where another form of payment is directed by applicable law. The insurance proceeds are retained in the Company's general account and credited to a beneficiary's free interest-bearing account with draft privileges that can be liquidated at any time. The account balance and earned interest are fully guaranteed by the Company. The interest crediting rate is updated weekly and pegged to the Bank Rate Monitor Index, which reflects the average annual effective yield on money markets offered by one hundred large banks and thrifts in the United States. Interest is compounded daily and is credited to accountholders on a monthly basis. The weighted average effective interest rate credited to account holders in 2022 was 0.12%, ranging from 0.07% to 0.25%. Account holders are charged fees only for special services (stop payment requests, checks denied due to insufficient funds, copies of drafts or statements) and are not charged per-draft fees, maintenance charges or withdrawal penalties.

	In Force			
($ in millions)	December 31, 2022		December 31, 2021	
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$ —	—	$ —
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	1	—
49 to 60 Months	1	—	2	—
Over 60 Months	1,599	45	1,911	54
Total	1,600	$ 45	1,914	$ 54

	December 31, 2022			
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/ Amount
At the Beginning of the Year	252	$ 15	1,662	$ 39
Issued/Added During the Year	—	—	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	64	3	250	6
At the End of the Year	188	$ 12	1,412	$ 33

	December 31, 2021			
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/ Amount
At the Beginning of the Year	425	$ 24	2,215	$ 45
Issued/Added During the Year	—	—	2	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	173	8	555	7
At the End of the Year	252	$ 15	1,662	$ 39

50

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS Dividends Received The Company received $2.6 billion of dividends from its subsidiary entity, CHLIC, during the period ending December 31, 2022. In 2021 and 2020, the Company received $2.5 billion and $1.8 billion of dividends from CHLIC, respectively. The dividends received are included in net investment income and amortization of interest maintenance reserve in the Statutory Statement of Income and Changes in Capital and Surplus. NOTE 19 – Reinsurance The Company enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct or assumed losses. Reinsurance is also used in acquisition and disposition transactions when the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability. The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk. The Company did not have any balances considered uncollectible or written-off for the years ended December 31, 2022 and 2021. In the Company’s income statements, premiums and fees were net of ceded and assumed premiums, in the following amounts: (in millions) 2022 2021 2020 Premiums and Fees Direct $ 384 $ 425 $ 608 Assumed 18 20 19 Ceded (259) (303) (311) Total $ 143 $ 142 $ 316 The Company has reported in its operations in the current year as a result of commutation of reinsurance with the companies listed below, amounts that are reflected as: (in millions) (1) Claims incurred $ 2 (2) Claims adjustment expenses incurred $ — (3) Premiums earned $ — (4) Other $ 3 (5) Company Amount Enstar US Inc. $ 1 51

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS In 2022, the Company's certified reinsurers whose rating was downgraded or their status subject to revocation were as follows: ($ in millions) Name of Certified Reinsurer Relationship to Reporting Entity Date of Action Collateral Percentage Requirement Net Obligation Subject to Collateral Collateral Required (but not Received) Before After SCOR SE Cigna ceded part of the VADBE business to SCOR SE 11/17/2022 100% 100% $ 19 $ — Lincoln National Life Insurance Company Lincoln assumed 100% from CGLIC 11/3/2022 none none $ — $ — The Company does not have any reinsurance agreements subject to A-791 as of December 31, 2022. NOTE 20 – RETROSPECTIVELY RATED CONTRACTS & CONTRACTS SUBJECT TO REDETERMINATION A. The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using the Company’s underwriting rules and experience rating practices. B. The Company records accrued retrospective premium as an adjustment to earned premium. C. The amount of net premiums written by the Company that were subject to retrospective rating features were $6 million, $10 million, and $17 million as of December 31, 2022, 2021, and 2020, respectively. This represented 4%, 7%, and 5% of the total net premiums written for 2022, 2021, and 2020, respectively. No other net premiums written by the Company were subject to retrospective rating features. 52

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

D. Medical loss ratio rebates required pursuant to the Public Health Service Act were as follows:

(in millions)	Individual	Small Group Employer	Large Group Employer	Other Categories with Rebates (a)	Total
PriorReportingYear - December 31, 2020					
Medical loss ratio rebates incurred	$ —	$ —	$ —	$ —	$ —
Medical loss ratio rebates paid	3	—	—	—	3
Medical loss ratio rebates unpaid	1	—	—	—	1
Plus reinsurance assumed amounts	—	—	—	—	—
Less reinsurance ceded amounts	—	—	—	—	—
Rebates unpaid net of reinsurance	$ 1	$ —	$ —	$ —	$ 1
Prior Reporting Year - December 31, 2021					
Medical loss ratio rebates incurred	$ —	$ —	$ —	$ —	$ —
Medical loss ratio rebates paid	1	—	—	—	1
Medical loss ratio rebates unpaid	—	—	—	—	—
Plus reinsurance assumed amounts	—	—	—	—	—
Less reinsurance ceded amounts	—	—	—	—	—
Rebates unpaid net of reinsurance	$ —	$ —	$ —	$ —	$ —
Current Reporting Year - December 31, 2022					
Medical loss ratio rebates incurred	$ —	$ —	$ —	$ —	$ —
Medical loss ratio rebates paid	—	—	—	—	—
Medical loss ratio rebates unpaid	—	—	—	—	—
Plus reinsurance assumed amounts	—	—	—	—	—
Less reinsurance ceded amounts	—	—	—	—	—
Rebates unpaid net of reinsurance	$ —	$ —	$ —	$ —	$ —

(a) "Other Categories with Rebates" includes Student Health Plans, Mini-Med Plans and Expatriate plans.

E. Risk-Sharing Provisions of the Affordable Care Act (ACA)

(1) - (5) Not applicable.

53

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 21 – HEALTH CARE RECEIVABLES

A. Pharmaceutical Rebate Receivables

Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(in millions)

Quarter Ended	Estimated Pharmacy Rebates as Reported on Financial Statements	Pharmacy Rebates as Billed or Otherwise Confirmed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days After Billing
12/31/2022	$ —	$ —	$ —	$ —	$ —
9/30/2022	$ —	$ —	$ —	$ —	$ —
6/30/2022	$ —	$ —	$ —	$ —	$ —
3/31/2022	$ —	$ —	$ —	$ —	$ —
12/31/2021	$ —	$ —	$ —	$ —	$ —
9/30/2021	$ —	$ —	$ —	$ —	$ —
6/30/2021	$ —	$ —	$ —	$ —	$ —
3/31/2021	$ —	$ —	$ —	$ —	$ —
12/31/2020	$ 1	$ 1	$ 1	$ —	$ —
9/30/2020	$ 2	$ 1	$ 1	$ —	$ —
6/30/2020	$ 2	$ 1	$ 1	$ —	$ —
3/31/2020	$ 2	$ 1	$ 1	$ —	$ —

NOTE 22 – PARTICIPATING POLICIES

Premiums under participating policies were approximately $14 million in 2022, and $11 million in 2021 and 2020. These premiums represented 10.0%, 7.4%, and 3.5% of total individual, group and accident and health premiums earned in 2022, 2021, and 2020, respectively. The Company accounts for its policyholder dividends in accordance with SSAP No. 51, *Life Contracts*. The Company paid $12 million in dividends to policyholders in 2022, $10 million in 2021, and $11 million in 2020. The Company did not allocate any additional income to such policyholders.

NOTE 23 – PREMIUM DEFICIENCY RESERVES

The Company had liabilities for premium deficiency reserves of $35 million as of December 31, 2022 and $38 million as of December 31, 2021. The most recent evaluation of this liability was December 31, 2022. On accident and health contracts, the Company considered anticipated investment income when calculating the premium deficiency reserves.

NOTE 24 – RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

(1) The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

(2) The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

Ordinary policies issued substandard are valued using either a multiple of the standard mortality rates or an addition to the standard mortality rates for flat extras.

54

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

For Structured Settlement Annuity contracts issued to annuitants with health impairments, valuation of reserves complies with Actuarial Guideline IX-A in the use of substandard mortality.

(3) As of December 31, 2022 and 2021, the Company had approximately $1 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance were approximately $1.5 billion as of December 31, 2022 and 2021.

(4) Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost were generally determined by formula as described in the instructions and in part using the basic data.

(5) Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

(6) The nature of other reserve changes – Not applicable.

NOTE 25 – ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies as of December 31, were as follows:

(in millions)	2022				
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 40	$ 4	$ —	$ 44	3 %
b. At book value less current surrender charge of 5% or more	—	—	—	—	— %
c. At fair value	—	—	96	96	5 %
d. Total with market value adjustment or at fair value (total of a through c)	40	4	96	140	8 %
e. At book value without adjustment (minimal or no charge or adjustment)	8	—	3	11	1 %
(2) Not subject to discretionary withdrawal	1,522	—	4	1,526	91 %
(3) Total (gross: direct + assumed)	1,570	4	103	1,677	100 %
(4) Reinsurance ceded	74	4	—	78	
(5) Total (net) (3) – (4)	$ 1,496	$ —	$ 103	$ 1,599	
(6) Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:	$ —	$ —	$ —	$ —	

55

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ —	$ —	$ —	$ —	— %
b. At book value less current surrender charge of 5% or more	—	—	—	—	— %
c. At fair value	—	—	17	17	2 %
d. Total with market value adjustment or at fair value (total of a through c)	—	—	17	17	2 %
e. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	— %
(2) Not subject to discretionary withdrawal	444	382	1	827	98 %
(3) Total (gross: direct + assumed)	444	382	18	844	100 %
(4) Reinsurance ceded	444	—	—	444	
(5) Total (net) (3) – (4)	$ —	$ 382	$ 18	$ 400	
(6) Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:	$ —	$ —	$ —	$ —	

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
C. DEPOSIT-TYPE CONTRACTS (no life contingencies):					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 144	$ —	$ —	$ 144	3 %
b. At book value less current surrender charge of 5% or more	19	—	—	19	1 %
c. At fair value	—	—	4,037	4,037	94 %
d. Total with market value adjustment or at fair value (total of a through c)	163	—	4,037	4,200	98 %
e. At book value without adjustment (minimal or no charge or adjustment)	80	—	—	80	2 %
(2) Not subject to discretionary withdrawal	7	—	—	7	— %
(3) Total (gross: direct + assumed)	250	—	4,037	4,287	100 %
(4) Reinsurance ceded	249	—	—	249	
(5) Total (net) (3) – (4)	$ 1	$ —	$ 4,037	$ 4,038	
(6) Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:	$ —	$ —	$ —	$ —	

56

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)

	2021				
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 44	$ 5	$ —	$ 49	3 %
b. At book value less current surrender charge of 5% or more	—	—	—	—	— %
c. At fair value	—	—	134	134	7 %
d. Total with market value adjustment or at fair value (total of a through c)	44	5	134	183	10 %
e. At book value without adjustment (minimal or no charge or adjustment)	7	—	4	11	1 %
(2) Not subject to discretionary withdrawal	1,556	—	6	1,562	89 %
(3) Total (gross: direct + assumed)	1,607	5	144	1,756	100 %
(4) Reinsurance ceded	80	5	—	85	
(5) Total (net) (3) – (4)	$ 1,527	$ —	$ 144	$ 1,671	
(6) Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:	$ —	$ —	$ —	$ —	

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ —	$ —	$ —	$ —	— %
b. At book value less current surrender charge of 5% or more	—	—	—	—	— %
c. At fair value	—	—	44	44	5 %
d. Total with market value adjustment or at fair value (total of a through c)	—	—	44	44	5 %
e. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	— %
(2) Not subject to discretionary withdrawal	487	396	1	884	95 %
(3) Total (gross: direct + assumed)	487	396	45	928	100 %
(4) Reinsurance ceded	487	—	1	488	
(5) Total (net) (3) – (4)	$ —	$ 396	$ 44	$ 440	
(6) Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:	$ —	$ —	$ —	$ —	

57

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
C. DEPOSIT-TYPE CONTRACTS (no life contingencies):					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 160	$ —	$ —	$ 160	3 %
b. At book value less current surrender charge of 5% or more	20	—	—	20	1 %
c. At fair value	—	—	4,476	4,476	94 %
d. Total with market value adjustment or at fair value (total of a through c)	180	—	4,476	4,656	98 %
e. At book value without adjustment (minimal or no charge or adjustment)	91	—	—	91	2 %
(2) Not subject to discretionary withdrawal	7	—	—	7	— %
(3) Total (gross: direct + assumed)	277	—	4,476	4,754	100 %
(4) Reinsurance ceded	275	—	—	275	
(5) Total (net) (3) – (4)	$ 2	$ —	$ 4,476	$ 4,478	
(6) Amount included in C(1)b above that will move to C(1)e in the year after the will move to C(1)e in the year after the statement	$ —	$ —	$ —	$ —	

NOTE 26 – ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products, were as follows:

	2022		
(in millions)	**Account Value**	**Cash Value**	**Reserve**
A. General Account			
(1) Subject to discretionary withdrawal, surrender values or policy loans:			
a. Term Policies with Cash Value	$ —	$ 1	$ 1
b. Universal Life	2,433	2,424	3,310
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	1,890	1,918
h. Variable Life	—	—	—
i. Variable Universal Life	17	17	17
j. Miscellaneous Reserves	—	—	—
	2,450	4,332	5,246
(2) Not subject to discretionary withdrawal provision			
a. Term Policies without Cash Value	XXX	XXX	36
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	52
e. Miscellaneous Reserves	XXX	XXX	1,126
(3) Total (gross: direct + assumed)	2,450	4,332	6,460
(4) Reinsurance Ceded	1,565	1,948	3,998
(5) Total (net) (3) - (4)	$ 885	$ 2,384	$ 2,462

58

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	Account Value	Cash Value	Reserve
B. Separate Account with Guarantees			
(1) Subject to discretionary withdrawal, surrender values or policy loans:			
a. Term Policies with Cash Value	$ —	$ —	$ —
b. Universal Life	1,667	1,667	1,667
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	2,359	2,439	2,359
j. Miscellaneous Reserves	—	—	—
	4,026	4,106	4,026
(2) Not subject to discretionary withdrawal provision			
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	4,026	4,106	4,026
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	$ 4,026	$ 4,106	$ 4,026

C. Separate Account Nonguaranteed

Not applicable.

59

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	2021		
	Account Value	**Cash Value**	**Reserve**
A. General Account			
(1) Subject to discretionary withdrawal, surrender values or policy loans:			
a. Term Policies with Cash Value	$ —	$ 6	$ 6
b. Universal Life	2,511	2,502	3,439
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	1,942	1,959
h. Variable Life	—	—	—
i. Variable Universal Life	17	17	17
j. Miscellaneous Reserves	—	—	—
	2,528	4,467	5,421
(2) Not subject to discretionary withdrawal provision			
a. Term Policies without Cash Value	XXX	XXX	36
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	59
e. Miscellaneous Reserves	XXX	XXX	1,455
(3) Total (gross: direct + assumed)	2,528	4,467	6,971
(4) Reinsurance Ceded	1,630	2,043	4,466
(5) Total (net) (3) - (4)	$ 898	$ 2,424	$ 2,505

	Account Value	**Cash Value**	**Reserve**
B. Separate Account with Guarantees			
(1) Subject to discretionary withdrawal, surrender values or policy loans:			
a. Term Policies with Cash Value	$ —	—	—
b. Universal Life	1,671	1,671	1,671
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	2,859	2,860	2,859
j. Miscellaneous Reserves	—	—	—
	4,530	4,531	4,530
(2) Not subject to discretionary withdrawal provision			
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	4,530	4,531	4,530
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	$ 4,530	4,531	4,530

60

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS C. Separate Account Nonguaranteed Not applicable. NOTE 27 – PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows: (in millions) 2022 Net of 2021 Net of 2020 Net of Type Ordinary Renewal Group Life Totals $ $ Gross — $ 2 2 $ Loading — 2 2 $ $ Gross — $ (24) (24) $ Loading — (24) (24) $ $ Gross — $ 6 6 $ Loading — 6 6 NOTE 28 – SEPARATE ACCOUNTS A. Separate Account Activity (1) Separate account assets held by the Company represent funds for the following: • variable universal and universal life contracts primarily supporting corporate owned life insurance products; • deposit type contracts primarily held for pension benefits; • survivor income benefits, and; • reinsured variable annuity and life contracts. The assets of these accounts are generally carried at market value, with the exception of universal life contracts that carry the vast majority of investments at amortized cost. (2) These accounts are maintained independently and all assets are legally insulated from the general account of the Company. (in millions) Legally Insulated Assets Product/Transaction 2022 2021 Variable Universal Life and Universal Life $ 4,274 $ 4,902 Deposit Type Contracts 4,044 4,477 Survivor Income Benefits 549 668 Reinsured Variable Annuities and Variable Life 133 205 Total $ 9,000 $ 10,252 61

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS (3) Products within the separate account that contain guarantees supported by the Company’s general account for investment losses are described below. For universal life products, the Company guarantees to replace non-performing assets as needed in the event of default and guarantees that upon surrender, the policyholder cash surrender value will be at least equal to a guaranteed accumulation account value. There are limited variable universal life products that guarantee a minimum credited interest rate, excluding credit losses. Under survivor income policies, the Company guarantees that separate account assets will be sufficient to pay benefits through a series of fixed income payments provided to a beneficiary. The sponsoring employer has the primary responsibility to ensure that assets are sufficient to pay these benefits and is required to maintain assets that exceed a certain percentage of benefit obligations. To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five (5) years: a. 2022 $ 17 million b. 2021 $ 17 million c. 2020 $ 16 million d. 2019 $ 16 million e. 2018 $ 16 million For the years ended December 31, 2022, 2021, 2020, 2019 and 2018, no cash payment has been required from the Company’s general account to fund these separate account guarantees. (4) As of December 31, 2022 and December 31, 2021, none of the Company’s separate accounts were engaged in securities lending. The Company’s policies and procedures follow applicable statutory guidance, including segregated presentation of reinvested collateral and payable for collateral received whenever the company becomes engaged in securities lending. (5) For the years ended December 31, 2022, 2021, and 2020, the amount of fees and expenses due by the separate account to the general account was zero. During 2022, 2021, and 2020, the separate account remitted $7 million each year to the general account for Other Fees and Expenses. No amounts relating to seed money or additional required surplus were due to the general account as of December 31, 2022, 2021, and 2020, nor remitted to the general account during that three-year period. 62

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B. General Nature and Characteristics of Separate Accounts Business

Information regarding the separate accounts of the Company at December 31 was as follows:

(in millions)	2022				
	Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1) Premiums, considerations, or deposits for the year ended December 31, 2022	$ —	$ —	$ 27	$ 3,789	$ 3,816
(2) Reserves at December 31, 2022					
For accounts with assets at:					
a. Fair value	$ —	$ 126	$ 382	$ 6,390	$ 6,898
b. Amortized cost	—	1,667	—	—	1,667
c. Total reserves	**$ —**	**$ 1,793**	**$ 382**	**$ 6,390**	**$ 8,565**
(3) By withdrawal characteristics:					
a. Subject to discretionary withdrawal					
1. With market value adjustment	$ —	$ —	$ —	$ —	$ —
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	126	—	6,383	6,509
4. At book value without market value adjustment and with current surrender charge of less than 5%	—	1,667	—	3	1,670
5. Subtotal	**$ —**	**$ 1,793**	**$ —**	**$ 6,386**	**$ 8,179**
b. Not subject to discretionary withdrawal	—	—	382	4	386
c. Total	**$ —**	**$ 1,793**	**$ 382**	**$ 6,390**	**$ 8,565**

(4) There was no reserve for asset risk in lieu of AVR at December 31, 2022.

63

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	2021				
	Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1) Premiums, considerations or deposits for the year ended December 31, 2021	$ —	$ —	$ 28	$ 2,692	$ 2,720
(2) Reserves at December 31, 2021					
For accounts with assets at:					
a. Fair value	$ —	$ 140	$ 396	$ 7,383	$ 7,919
b. Amortized cost	—	1,671	—	—	1,671
c. Total reserves	**$ —**	**$ 1,811**	**$ 396**	**$ 7,383**	**$ 9,590**
(3) By withdrawal characteristics:					
a. Subject to discretionary withdrawal					
1. With market value adjustment	$ —	$ —	$ —	$ —	$ —
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	140	—	7,373	7,513
4. At book value without market value adjustment and with current surrender charge of less than 5%	—	1,671	—	4	1,675
5. Subtotal	**$ —**	**$ 1,811**	**$ —**	**$ 7,377**	**$ 9,188**
b. Not subject to discretionary withdrawal	—	—	396	6	402
c. Total	**$ —**	**$ 1,811**	**$ 396**	**$ 7,383**	**$ 9,590**

(4) There was no reserve for asset risk in lieu of AVR at December 31, 2021.

64

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	2020				
	Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1) Premiums, considerations or deposits for the year ended December 31, 2021	$ —	$ —	$ 37	$ 1,237	$ 1,274
(2) Reserves at December 31, 2021					
For accounts with assets at:					
a. Fair value	$ —	$ 140	$ 405	$ 7,042	$ 7,587
b. Amortized cost	—	1,665	—	—	1,665
c. Total reserves	**$ —**	**$ 1,805**	**$ 405**	**$ 7,042**	**$ 9,252**
(3) By withdrawal characteristics:					
a. Subject to discretionary withdrawal					
1. With market value adjustment	$ —	$ —	$ —	$ —	$ —
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	140	—	7,033	7,173
4. At book value without market value adjustment and with current surrender charge of less than 5%	—	1,665	—	4	1,669
5. Subtotal	**$ —**	**$ 1,805**	**$ —**	**$ 7,037**	**$ 8,842**
b. Not subject to discretionary withdrawal	—	—	405	5	410
c. Total	**$ —**	**$ 1,805**	**$ 405**	**$ 7,042**	**$ 9,252**

(4) There was no reserve for asset risk in lieu of AVR at December 31, 2020.

C. Reconciliation of Net Transfers To or (From) Separate Accounts

(in millions)	**2022**	**2021**	**2020**
(1) Transfers as reported in the Summary of Operations of the Separate Accounts Statement:			
a. Transfers to Separate Accounts	$ 28	$ 30	$ 58
b. Transfers from Separate Accounts	111	122	99
c. Net transfers to or (from) Separate Accounts	(83)	(92)	(40)
(2) Reconciling Adjustments:			
a. Separate Account Reserve reinsured with PRIAC	—	—	—
b. Other non-separate account expenses	4	6	5
(3) Transfers as reported in the Statutory Statements of Income and Changes in Capital and Surplus:	$ (79)	$ (86)	$ (35)

65

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS NOTE 29 - LOSS/CLAIM ADJUSTMENT EXPENSES The table below reconciles the Company’s accident & health unpaid claims liabilities between December 31, 2022 and December 31, 2021, as follows: (in millions) 2022 2021 Liability at beginning of year $ 6 $ 16 Incurred expenses for insured or covered events, current year 9 10 Incurred expenses (income) for insured or covered events, prior years 5 — Total provision 14 10 Payments for insured or covered events, current year 8 9 Payments for insured or covered events, prior years 3 11 Total payments 11 20 Liability at end of year $ 9 $ 6 As a result of actual claims paid during the year, incurred claims attributable to insured events of prior years were unfavorable to reserve levels by $5 million in 2022, compared to less than a million favorable in 2021. Liability for claims incurred in prior periods is periodically evaluated and adjusted, reflecting recent claim activity. Positive/(Negative) adjustments to the prior year incurred claim levels reflects higher/(lower) than expected claim development compared to the original estimate. The Company took into account estimated anticipated salvage and subrogation in its determination of the liability for unpaid claims/losses which resulted in no change to the liability for the years presented. NOTE 30 – CONCENTRATION OF RISK For the year ended December 31, 2022, the Company had one customer from which it earned 28% of net revenues, excluding net investment income. In 2021 and 2020, respectively, this customer accounted for 34% and 20% of the Company's net revenues, excluding net investment income. For the years ended December 31, 2022, 2021, and 2020, the following states had concentrations of 10% or greater of the Company’s total premium: Concentrations 2022 2021 2020 Texas 20 % Texas 20 % Florida Texas 20% 21 % NOTE 31 – STATE DEPOSITS Minimum Surplus Effective July 1, 2014, the state of Connecticut requires a company to submit a plan of corrective action when a company’s total adjusted capital falls below 300% of authorized control level Risk Based Capital and fails a negative trend test. The Company exceeded the minimum capital requirements of $4,557 million, $4,193 million, and $3,686 million as of December 31, 2022, 2021, and 2020, respectively. 66

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) NOTES TO THE FINANCIAL STATEMENTS To comply with regulatory requirements, deposits of $1,475 million and $1,517 million as of December 31, 2022 and 2021, respectively, have been placed with the following Departments of Insurance and are included in bonds in the accompanying Statutory Balance Sheets. (in millions) Deposits State 2022 2021 California 1 7 Connecticut 1 2 South Carolina 5 5 Puerto Rico 1 — Canada 142 142 Aggregate Alien and Other 1,324 1,359 Remaining States 1 2 Total $ 1,475 $ 1,517 NOTE 32 – SUBSEQUENT EVENTS Other than discussed below, the Company is not aware of any Type 1 or Type 2 events that occurred subsequent to the balance sheet date for these financial statements which would have had a material effect on the financial condition of the Company. In preparing these financial statements the Company has evaluated events that occurred between the balance sheet date and April 26, 2023. On February 2, 2023, the Company paid an extraordinary dividend of $250 million to CGC. 67

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) ADDITIONAL STATUTORY INFORMATION FOR THE YEAR ENDED December 31, 2022

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) Annual Statement for the Year Ended December 31, 2022 Supplemental Schedule 1 – Selected Financial Data The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves. (in millions) Investment Income Earned Government bonds $ 12 Bonds Exempt from U.S. tax — Other bonds (unaffiliated) 145 Bonds of affiliates — Preferred stocks (unaffiliated) — Preferred stock of affiliates — Common stocks (unaffiliated) — Common stocks of affiliates 2,600 Mortgage loans 11 Real estate 38 Premium notes, policy loans and liens 58 Cash, Cash Equivalents and Short-term Investments — Derivative instruments 4 Other invested assets 36 Aggregate write-ins for investment income 1 Gross investment income $ 2,905 Real Estate Owned - book Value less Encumbrances $ 217 Mortgage Loans - Book Value: Farm mortgages $ — Residential mortgages — Commercial mortgages and all other 348 Total mortgage loans $ 348 Mortgage Loans by Standing - Book Value: Good standing $ 348 Good standing with restructured terms $ — Interest overdue more than three months, not in foreclosure $ — Foreclosure in process $ — Other Long Term Assets - Statement Value $ 246 Policy Loans $ 1,217 Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value: Bonds $ — Preferred stocks $ — Common stocks $ 5,792 69

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) Annual Statement for the Year Ended December 31, 2022 Supplemental Schedule 1 – Selected Financial Data (in millions) Bonds and Short-Term Investments by Class and Maturity: Bonds by Maturity - Statement Value Due within one year or less $ 113 Over 1 year through 5 years 504 Over 5 years through 10 years 591 Over 10 years through 20 years 632 Over 20 years 1,292 No Maturity Date — Total by maturity $ 3,132 Bonds by Class - Statement Value Class 1 $ 1,326 Class 2 1,708 Class 3 66 Class 4 27 Class 5 — Class 6 5 Total by class $ 3,132 Total Bonds Publicly Traded $ 1,594 Total Bonds Privately Placed $ 1,538 Preferred Stocks - Statement Value $ 1 Common Stocks - Market Value $ 5,797 Short-Term Investments - Book Value $ — Options, Caps & Floors Owned - Statement Value $ — Options, Caps & Floors Written - Statement Value $ — Collar, Swap & Forward Agreements Open - Statement Value $ 27 Futures Contracts Open - Current Value (Notional) $ — Cash on Deposit $ 5 Life Insurance in Force: Industrial $ — Ordinary $ 14,055 Credit Life $ — Group Life $ 27,298 Amount of Accidental Death Insurance in Force under Ordinary Policies $ 12 Life Insurance Policies with Disability Provision in Force: Industrial $ — Ordinary $ 37 Credit Life $ — Group Life $ — 70

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2022
Supplemental Schedule 1 – Selected Financial Data

		(in millions)
Supplementary Contracts in Force:		
Ordinary - Not involving life contingencies		
Amount on deposit	$	—
Income payable	$	—
Ordinary - Involving life contingencies		
Income payable	$	—
Group - Not involving life contingencies		
Amount on deposit	$	—
Income payable	$	—
Group - Involving life contingencies		
Income payable	$	48
Annuities - Ordinary		
Immediate - Amount of income payable	$	146
Deferred - Fully paid - account balance	$	—
Deferred - Not fully paid - account balance	$	—
Annuities - Group		
Amount of income payable	$	—
Fully paid - account balance	$	—
Not fully paid - account balance	$	—
Accident and Health Insurance - Premiums in Force		
Group	$	9
Credit	$	—
Other	$	3
Deposit Funds and Dividend Accumulations:		
Deposits funds - account balance	$	1
Dividend accumulations - account balance	$	—
Claim Payments		
Group Accident and Health - Year Ended December 31		
2022	$	1
2021	$	4
2020	$	4
2019	$	9
2018	$	6
Prior	$	(2)
Other Accident and Health		
2022	$	7
2021	$	7
2020	$	118
2019	$	146
2018	$	150
Prior	$	10
Other Coverages that Use Developmental Methods to Calculate Claims Reserves		
2022	$	—
2021	$	—
2020	$	—
2019	$	—
2018	$	—
Prior	$	—

71

ANNUAL S A EMEN FOR HE YEAR 2022 OF HE CONNEC ICU GENERAL LIFE INSURANCE COMPANY SUMMARY INVESTMENT SCHEDULE Investment Categories Gross Investment Holdings Admitted Assets as Reported in the Annual Statement 1 Amount 2 Percentage of Column 1 Line 13 3 Amount 4 Securities Lending Reinvested Collateral Amount 5 otal (Col. 3 + 4) Amount 6 Percentage of Column 5 Line 13 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. Long- erm Bonds (Schedule D, Part 1): 1.01 U.S. governments ................................................................................... 1.02 All other governments ............................................................................. 1.03 U.S. states, territories and possessions, etc. guaranteed ...................... 1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed .............................................................................................. 1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed ............................................................................................. 1.06 Industrial and miscellaneous .................................................................. 1.07 Hybrid securities ..................................................................................... 1.08 Parent, subsidiaries and affiliates ........................................................... 1.09 SVO identified funds ............................................................................... 1.10 Unaffiliated bank loans ........................................................................... 1.11 Unaffiliated certificates of deposit ........................................................... 1.12 otal long-term bonds ............................................................................. Preferred stocks (Schedule D, Part 2, Section 1): 2.01 Industrial and miscellaneous (Unaffiliated) ............................................. 2.02 Parent, subsidiaries and affiliates ........................................................... 2.03 otal preferred stocks ............................................................................. Common stocks (Schedule D, Part 2, Section 2): 3.01 Industrial and miscellaneous Publicly traded (Unaffiliated) .................... 3.02 Industrial and miscellaneous Other (Unaffiliated) ................................... 3.03 Parent, subsidiaries and affiliates Publicly traded .................................. 3.04 Parent, subsidiaries and affiliates Other ................................................. 3.05 Mutual funds ........................................................................................... 3.06 Unit investment trusts ............................................................................. 3.07 Closed-end funds ................................................................................... 3.08 Exchange traded funds ........................................................................... 3.09 otal common stocks ............................................................................. Mortgage loans (Schedule B): 4.01 Farm mortgages ..................................................................................... 4.02 Residential mortgages ............................................................................ 4.03 Commercial mortgages .......................................................................... 4.04 Mezzanine real estate loans ................................................................... 4.05 otal valuation allowance ....................................................................... 4.06 otal mortgage loans .............................................................................. Real estate (Schedule A): 5.01 Properties occupied by company ............................................................ 5.02 Properties held for production of income ................................................ 5.03 Properties held for sale ........................................................................... 5.04 otal real estate ...................................................................................... Cash, cash equivalents and short-term investments: 6.01 Cash (Schedule E, Part 1) ..................................................................... 6.02 Cash equivalents (Schedule E, Part 2) .................................................. 6.03 Short-term investments (Schedule DA) .................................................. 6.04 otal cash, cash equivalents and short-term investments ..................... Contract loans ................................................................................................ Derivatives (Schedule DB) ............................................................................. Other invested assets (Schedule BA) ............................................................ Receivables for securities ............................................................................... Securities Lending (Schedule DL, Part 1)....................................................... Other invested assets (Page 2, Line 11) ........................................................ otal invested assets .........31,956, 89 .......1 0,68 , 68 ........................ 0 ........................ 0 .......15 ,658,966 ... ,8 7,034,1 9 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ....3,13 ,331,65 ..............643,075 ........................ 0 ..............643,075 ........................ 0 .......... 4,661,708 ........................ 0 ....5,79 , 97,777 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ... 5,796,959,485 ........................ 0 ........................ 0 ....... 348,473, 31 ........................ 0 ........................ 0 ....... 348,473, 31 ....... 15,457, 41 .......... 1,4 7,41 ........................ 0 ....... 16,884,653 .......... 4,805, 94 .........63,395,918 ........................ 0 ........ 68, 01, 1 ... 1, 16,979,658 ......... 7,130,541 ....... 47,39 ,77 ......... 0,673,566 ........................ 0 0 .............. 0. 89 .............. 1.090 .............. 0.000 .............. 0.000 ...............1.378 ............. 5.5 5 .............. 0.000 .............. 0.000 .............. 0.000 .............. 0.000 .............. 0.000 ............. 8. 81 .............. 0.006 .............. 0.000 .............. 0.006 .............. 0.000 .............. 0.04 .............. 0.000 .............5 . 97 .............. 0.000 .............. 0.000 .............. 0.000 .............. 0.000 .............5 .340 .............. 0.000 .............. 0.000 .............. 3.146 .............. 0.000 .............. 0.000 .............. 3.146 .............. 1.945 .............. 0.013 .............. 0.000 .............. 1.958 .............. 0.043 .............. 0.57 .............. 0.000 .............. 0.616 .............10.988 .............. 0. 45 .............. . 34 .............. 0.187 .............. 0.000 0.000 .........31,956, 90 .......1 0,68 , 68 ........................ 0 ........................ 0 .......15 ,658,967 .... ,8 7,034,133 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ....3,13 ,331,658 ..............643,075 ........................ 0 ..............643,075 ........................ 0 .......... 4,661,708 ........................ 0 ....5,79 , 97,777 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ... 5,796,959,485 ........................ 0 ........................ 0 ....... 348,473, 31 ........................ 0 ........................ 0 ....... 348,473, 31 ....... 15,457, 41 .......... 1,4 7,41 ........................ 0 ....... 16,884,653 .......... 4,805, 96 .........63,395,917 ........................ 0 ........ 68, 01, 14 ... 1, 16,979,658 ......... 7,130,541 ....... 46, 43,198 ......... 0,564, 87 ........................ 0 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 .......... XXX.......... 0 .........31,956, 90 .......1 0,68 , 68 ........................ 0 ........................ 0 .......15 ,658,967 .... ,8 7,034,133 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ....3,13 ,331,658 ..............643,075 ........................ 0 ..............643,075 ........................ 0 .......... 4,661,708 ........................ 0 ....5,79 , 97,777 ........................ 0 ........................ 0 ........................ 0 ........................ 0 ... 5,796,959,485 ........................ 0 ........................ 0 ....... 348,473, 31 ........................ 0 ........................ 0 ....... 348,473, 31 ....... 15,457, 41 .......... 1,4 7,41 ........................ 0 ....... 16,884,653 .......... 4,805, 96 .........63,395,917 ........................ 0 ........ 68, 01, 14 ... 1, 16,979,658 ......... 7,130,541 ....... 46, 43,198 ......... 0,564, 87 .......... XXX.......... 0 .............. 0. 89 .............. 1.090 .............. 0.000 .............. 0.000 .............. 1.378 ............ 5.5 8 .............. 0.000 .............. 0.000 .............. 0.000 .............. 0.000 .............. 0.000 ............ 8. 84 .............. 0.006 .............. 0.000 .............. 0.006 .............. 0.000 .............. 0.04 .............. 0.000 ............ 5 .303 .............. 0.000 .............. 0.000 .............. 0.000 .............. 0.000 ............ 5 .346 .............. 0.000 .............. 0.000 .............. 3.147 .............. 0.000 .............. 0.000 .............. 3.147 .............. 1.946 .............. 0.013 .............. 0.000 .............. 1.958 .............. 0.043 .............. 0.57 .............. 0.000 .............. 0.616 ............10.989 ..............0. 45 .............. . 4 ..............0.186 .........XXX........ 0.000 11,075,669,844 100.000 11,074,410,999 0 11,074,410,999 100.000 SI01

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022
(To Be Filed by April 1)

Of The CONNECTICUT GENERAL LIFE INSURANCE COMPANY

ADDRESS (City, State and Zip Code) Bloomfield , CT 06002

NAIC Group Code 0901 NAIC Company Code 62308 Federal Employer's Identification Number (FEIN) 06-0303370

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement. $ 11,177,631,625

2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	CIGNA HEALTH AND LIFE INS CO	Affiliated Commo Stock	$ 5,792,297,777	51.8 %
2.02	RFCSP STRIP PRINCIPAL	Bond	$ 78,441,810	0.7 %
2.03	CATERPILLAR INC	Bond	$ 47,971,433	0.4 %
2.04	BRUSSELS AIRPORT NV/SA	Bond	$ 43,178,670	0.4 %
2.05	AUGUSTA FUNDING	Bond	$ 43,032,532	0.4 %
2.06	TENN VALLEY AUTHORITY	Bond	$ 37,336,269	0.3 %
2.07	KFW	Bond	$ 35,323,424	0.3 %
2.08	CONSOLIDATED EDISON CO O	Bond	$ 32,913,782	0.3 %
2.09	NSW PORTS FINANCE CO PTY LTD	Bond	$ 31,612,800	0.3 %
2.10	ORANGE & ROCKLAND UTILIT	Bond	$ 31,169,078	0.3 %

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$ 1,325,610,870	11.9 %	3.07	NAIC 1	$ 0	0.0 %
3.02	NAIC 2	$ 1,708,499,083	15.3 %	3.08	NAIC 2	$ 0	0.0 %
3.03	NAIC 3	$ 66,530,911	0.6 %	3.09	NAIC 3	$ 0	0.0 %
3.04	NAIC 4	$ 26,535,292	0.2 %	3.10	NAIC 4	$ 0	0.0 %
3.05	NAIC 5	$ 79,078	0.0 %	3.11	NAIC 5	$ 0	0.0 %
3.06	NAIC 6	$ 5,076,421	0.0 %	3.12	NAIC 6	$ 643,075	0.0 %

4. Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$ 885,345,026	7.9 %
4.03	Foreign-currency-denominated investments	$ 296,743,656	2.7 %
4.04	Insurance liabilities denominated in that same foreign currency	$ 0	0.0 %

285

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

			1	2
5.01	Countries designated NAIC-1	$	759,393,729	6.8 %
5.02	Countries designated NAIC-2	$	87,819,549	0.8 %
5.03	Countries designated NAIC-3 or below	$	38,131,748	0.3 %

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:			
6.01	Country 1: Australia	$	227,172,316	2.0 %
6.02	Country 2: United Kingdom	$	191,863,039	1.7 %
	Countries designated NAIC - 2:			
6.03	Country 1: Mexico	$	35,872,845	0.3 %
6.04	Country 2: India	$	16,989,553	0.2 %
	Countries designated NAIC - 3 or below:			
6.05	Country 1: Bahamas	$	19,841,485	0.2 %
6.06	Country 2: Aruba	$	6,500,000	0.1 %

			1	2
7.	Aggregate unhedged foreign currency exposure	$	24,027,971	0.2 %

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1	2
8.01	Countries designated NAIC-1	$	24,027,971	0.2 %
8.02	Countries designated NAIC-2	$	0	0.0 %
8.03	Countries designated NAIC-3 or below	$	0	0.0 %

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:			
9.01	Country 1: United Kingdom	$	20,761,106	0.2 %
9.02	Country 2: France	$	3,176,809	0.0 %
	Countries designated NAIC - 2:			
9.03	Country 1:	$	0	0.0 %
9.04	Country 2:	$	0	0.0 %
	Countries designated NAIC - 3 or below:			
9.05	Country 1:	$	0	0.0 %
9.06	Country 2:	$	0	0.0 %

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation		3	4
10.01	BRUSSELS AIRPORT NV/SA	2FE	$	43,178,670	0.4 %
10.02	NSW PORTS FINANCE CO PTY LTD	2	$	31,612,800	0.3 %
10.03	CARIBBEAN UTILITIES CO	2	$	25,000,000	0.2 %
10.04	TOTTENHAM HOTSPUR F.C.	2L	$	24,109,800	0.2 %
10.05	SANCTUARY HOUSING ASSOC	1	$	20,493,330	0.2 %
10.06	MEXICO CITY ARPT TRUST	2FE	$	19,878,573	0.2 %
10.07	ORIGIN FINANCE 2 PLC	1	$	16,876,860	0.2 %
10.08	DBCT FINANCE PTY LIMITED	2FE	$	16,523,291	0.1 %
10.09	HOLCIM CAPITAL CORP	2FE	$	15,891,831	0.1 %
10.10	NHK PTY. LTD.	2FE	$	15,200,000	0.1 %

285.1

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$	0	0.0 %
11.03	Canadian-currency-denominated investments	$	0	0.0 %
11.04	Canadian-denominated insurance liabilities	$	0	0.0 %
11.05	Unhedged Canadian currency exposure	$	0	0.0 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	0	0.0 %
	Largest three investments with contractual sales restrictions:			
12.03		$	0	0.0 %
12.04		$	0	0.0 %
12.05		$	0	0.0 %

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3
13.02	CIGNA HEALTH AND LIFE INS CO	$	5,792,297,777	51.8 %
13.03	LINCOLNSHIRE TT HOLDINGS LLC	$	1,993,218	0.0 %
13.04	CONSTRUCTION SUPPLY GROUP LLC	$	913,074	0.0 %
13.05	Columbus Hydraulics Company	$	769,027	0.0 %
13.06	MMGY GLOBAL LLC	$	545,453	0.0 %
13.07	COLUMBUS HYDRAULICS HLD LLC	$	474,048	0.0 %
13.08	REYEWEAR HOLDINGS, LLC	$	340,000	0.0 %
13.09	SWANSON INDUSTRIES INC	$	199,963	0.0 %
13.10	ALCOM, LLC	$	70,000	0.0 %
13.11		$	0	0.0 %

285.2

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ 0	0.0 %
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$ 0	0.0 %
14.04		$ 0	0.0 %
14.05		$ 0	0.0 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$ 0	$ 0	$ 0
14.07		$ 0	$ 0	$ 0
14.08		$ 0	$ 0	$ 0
14.09		$ 0	$ 0	$ 0
14.10		$ 0	$ 0	$ 0
14.11		$ 0	$ 0	$ 0
14.12		$ 0	$ 0	$ 0
14.13		$ 0	$ 0	$ 0
14.14		$ 0	$ 0	$ 0
14.15		$ 0	$ 0	$ 0

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$ 0	0.0 %
	Largest three investments in general partnership interests:		
15.03		$ 0	0.0 %
15.04		$ 0	0.0 %
15.05		$ 0	0.0 %

285.3

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial	$ 23,000,000	0.2 %
16.03	Commercial	$ 21,079,196	0.2 %
16.04	Commercial	$ 20,236,579	0.2 %
16.05	Commercial	$ 16,609,455	0.1 %
16.06	Commercial	$ 15,812,229	0.1 %
16.07	Commercial	$ 14,500,000	0.1 %
16.08	Commercial	$ 14,383,307	0.1 %
16.09	Commercial	$ 14,000,000	0.1 %
16.10	Commercial	$ 13,054,066	0.1 %
16.11	Commercial	$ 13,000,000	0.1 %

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans	
16.12	Construction loans	$ 0	0.0 %
16.13	Mortgage loans over 90 days past due	$ 0	0.0 %
16.14	Mortgage loans in the process of foreclosure	$ 0	0.0 %
16.15	Mortgage loans foreclosed	$ 0	0.0 %
16.16	Restructured mortgage loans	$ 0	0.0 %

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural	
	Loan to Value	1	2	3	4	5	6
17.01	above 95%	$ 0	0.0 %	$ 6,076,889	0.1 %	$ 0	0.0 %
17.02	91 to 95%	$ 0	0.0 %	$ 0	0.0 %	$ 0	0.0 %
17.03	81 to 90%	$ 0	0.0 %	$ 3,500,000	0.0 %	$ 0	0.0 %
17.04	71 to 80%	$ 0	0.0 %	$ 18,298,865	0.2 %	$ 0	0.0 %
17.05	below 70%	$ 0	0.0 %	$ 320,597,477	2.9 %	$ 0	0.0 %

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$ 0	0.0 %
18.03		$ 0	0.0 %
18.04		$ 0	0.0 %
18.05		$ 0	0.0 %
18.06		$ 0	0.0 %

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$ 0	0.0 %
	Largest three investments held in mezzanine real estate loans:		
19.03		$ 0	0.0 %
19.04		$ 0	0.0 %
19.05		$ 0	0.0 %

285.4

SUPPLEME T FOR THE YEAR 2022 OF THE CO ECTICUT GE ERAL LIFE I SURA CE COMPA Y 20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements: At Year End At End of Each Quarter 1st Quarter 2nd Quarter 3rd Quarter 1 2 3 4 5 20.01 Securities lending agreements (do not include assets held as collateral for such transactions) $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.02 Repurchase agreements ................................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.03 Reverse repurchase agreements ...................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.04 Dollar repurchase agreements .......................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.05 Dollar reverse repurchase agreements ............. $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors: Owned Written 1 2 3 4 21.01 Hedging $ ......................................................................................................0 ............................. 0.0% $ .................................0 ............................. 0.0% 21.02 Income generation $ .................................................... .................................0 ............................. 0.0% $ .................................0 ............................. 0.0% 21.03 Other $ ......................................................................... .................................0 ............................. 0.0% $ .................................0 ............................. 0.0% 22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards: At Year End At End of Each Quarter 1st Quarter 2nd Quarter 3rd Quarter 1 2 3 4 5 22.01 Hedging ............................................................. $ ........... 5,8 6,94 ......................0.1% $ ............5,733,6 8 $ ............5,665,371 $ ............5,660,309 22.02 Income generation ............................................ $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 22.03 Replications ...................................................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 22.04 Other ................................................................. $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts: At Year End At End of Each Quarter 1st Quarter 2nd Quarter 3rd Quarter 1 2 3 4 5 23.01 Hedging ............................................................. $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 23.02 Income generation ............................................ $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 23.03 Replications ...................................................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 23.04 Other ................................................................. $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 285.5

CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES FOR THE YEAR ENDED DECEMBER 31, 2022 The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996. 1. Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791? Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect. Yes No If yes, indicate the number of reinsurance contracts to which such provisions apply: If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks. Yes No N/A 2. Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk? Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects. Yes No If yes, indicate the number of reinsurance contracts to which such provisions apply: If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features. Yes No N/A 3. Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact: (1) Provisions that permit the reporting of losses to be made less frequently than quarterly; (2) Provisions that permit settlements to be made less frequently than quarterly; (3) Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or (4) The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity. Yes No 79

________________________________________________________________________________ CONNECTICUT GENERAL LIFE INSURANCE COMPANY (A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION) SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES FOR THE YEAR ENDED DECEMBER 31, 2022 4. Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R? Type of contract: Response: Identify reinsurance contract(s): Has the insured event(s) triggering contract coverage been recognized? Assumption reinsurance – new for the reporting period Yes No Yes No N/A Non-proportional reinsurance, which does not result in significant surplus relief Yes No Yes No N/A 5. Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either: (1) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or Yes No N/A (2) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP? Yes No N/A If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below: 80

CG Variable Life Insurance Separate Account II

CG Variable Life Insurance Separate Account II

Statements of assets and liabilities

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Connecticut General Life Insurance Company	Net Assets
BNY Mellon Stock Index Fund, Inc. - Initial Class	$1,067,440	$1,067,440	$16	$1,067,424
Fidelity® VIP Asset Manager Portfolio - Initial Class	306,859	306,859	5	306,854
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,347,039	1,347,039	20	1,347,019
Fidelity® VIP Government Money Market Portfolio - Initial Class	868,525	868,525	13	868,512
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	265,323	265,323	4	265,319
Invesco V.I. American Franchise Fund - Series I Shares	2,060,798	2,060,798	31	2,060,767
Invesco V.I. Core Equity Fund - Series I Shares	1,046,119	1,046,119	16	1,046,103
Invesco V.I. Core Plus Bond Fund - Series I Shares	178,991	178,991	3	178,988
MFS® VIT Growth Series - Initial Class	1,037,913	1,037,913	16	1,037,897
MFS® VIT Total Return Series - Initial Class	787,155	787,155	12	787,143
MFS® VIT Utilities Series - Initial Class	653,546	653,546	10	653,536
MFS® VIT II Income Portfolio - Initial Class	112,954	112,954	2	112,952
Templeton Foreign VIP Fund - Class 1	776,815	776,815	12	776,803
Templeton Growth VIP Fund - Class 1	320,338	320,338	5	320,333

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

CG Variable Life Insurance Separate Account II

Statements of operations

Years Ended December 31, 2020, 2021 and 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Year Ended December 31, 2020
BNY Mellon Stock Index Fund, Inc. - Initial Class	$17,199	$(6,148)	$11,051	$111,213
Fidelity® VIP Asset Manager Portfolio - Initial Class	3,347	(1,237)	2,110	954
Fidelity® VIP Equity-Income Portfolio - Initial Class	21,672	(6,543)	15,129	1,321
Fidelity® VIP Government Money Market Portfolio - Initial Class	2,108	(3,948)	(1,840)	—
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	9,311	(2,290)	7,021	1,636
Invesco V.I. American Franchise Fund - Series I Shares	1,801	(13,819)	(12,018)	89,654
Invesco V.I. Core Equity Fund - Series I Shares	16,258	(6,655)	9,603	10,710
Invesco V.I. Core Plus Bond Fund - Series I Shares	5,508	(1,594)	3,914	2,056
MFS® VIT Growth Series - Initial Class	—	(7,460)	(7,460)	79,545
MFS® VIT Total Return Series - Initial Class	21,057	(5,150)	15,907	15,685
MFS® VIT Utilities Series - Initial Class	15,427	(3,499)	11,928	22,389
MFS® VIT II Income Portfolio - Initial Class	3,402	(648)	2,754	(8,904)
Templeton Foreign VIP Fund - Class 1	28,309	(4,401)	23,908	(15,999)
Templeton Growth VIP Fund - Class 1	9,273	(1,618)	7,655	(14,576)
Year Ended December 31, 2021
BNY Mellon Stock Index Fund, Inc. - Initial Class	$14,390	$(6,920)	$7,470	$33,917
Fidelity® VIP Asset Manager Portfolio - Initial Class	6,590	(1,835)	4,755	3,224
Fidelity® VIP Equity-Income Portfolio - Initial Class	28,561	(8,283)	20,278	24,209
Fidelity® VIP Government Money Market Portfolio - Initial Class	75	(4,144)	(4,069)	—
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	9,215	(2,461)	6,754	1,420
Invesco V.I. American Franchise Fund - Series I Shares	—	(17,864)	(17,864)	98,359
Invesco V.I. Core Equity Fund - Series I Shares	10,060	(8,418)	1,642	22,073
Invesco V.I. Core Plus Bond Fund - Series I Shares	4,803	(1,774)	3,029	2,147
MFS® VIT Growth Series - Initial Class	—	(8,733)	(8,733)	116,106
MFS® VIT Total Return Series - Initial Class	16,989	(5,279)	11,710	49,210
MFS® VIT Utilities Series - Initial Class	12,318	(3,834)	8,484	10,588
MFS® VIT II Income Portfolio - Initial Class	4,229	(714)	3,515	181
Templeton Foreign VIP Fund - Class 1	19,338	(5,261)	14,077	2,069
Templeton Growth VIP Fund - Class 1	4,472	(1,897)	2,575	(2,795)
Year Ended December 31, 2022
BNY Mellon Stock Index Fund, Inc. - Initial Class	$15,581	$(6,425)	$9,156	$26,341
Fidelity® VIP Asset Manager Portfolio - Initial Class	6,787	(2,034)	4,753	(31,539)
Fidelity® VIP Equity-Income Portfolio - Initial Class	25,890	(7,725)	18,165	31,685
Fidelity® VIP Government Money Market Portfolio - Initial Class	12,721	(4,667)	8,054	—
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	6,360	(1,713)	4,647	(15,342)
Invesco V.I. American Franchise Fund - Series I Shares	—	(13,416)	(13,416)	42,388
Invesco V.I. Core Equity Fund - Series I Shares	10,510	(6,564)	3,946	28,256
Invesco V.I. Core Plus Bond Fund - Series I Shares	1,064	(1,167)	(103)	(7,105)
MFS® VIT Growth Series - Initial Class	—	(6,633)	(6,633)	52,934
MFS® VIT Total Return Series - Initial Class	13,779	(4,465)	9,314	10,692
MFS® VIT Utilities Series - Initial Class	15,614	(3,685)	11,929	30,813
MFS® VIT II Income Portfolio - Initial Class	3,804	(620)	3,184	(2,572)
Templeton Foreign VIP Fund - Class 1	26,172	(4,386)	21,786	(7,563)
Templeton Growth VIP Fund - Class 1	1,301	(1,507)	(206)	(9,895)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2020
BNY Mellon Stock Index Fund, Inc. - Initial Class	$75,243	$186,456	$(17,190)	$180,317
Fidelity® VIP Asset Manager Portfolio - Initial Class	2,961	3,915	23,987	30,012
Fidelity® VIP Equity-Income Portfolio - Initial Class	55,716	57,037	(5,046)	67,120
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	(1,840)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	156	1,792	25,191	34,004
Invesco V.I. American Franchise Fund - Series I Shares	187,901	277,555	647,813	913,350
Invesco V.I. Core Equity Fund - Series I Shares	280,452	291,162	(146,640)	154,125
Invesco V.I. Core Plus Bond Fund - Series I Shares	1,570	3,626	16,162	23,702
MFS® VIT Growth Series - Initial Class	86,799	166,344	219,076	377,960
MFS® VIT Total Return Series - Initial Class	24,401	40,086	27,452	83,445
MFS® VIT Utilities Series - Initial Class	16,087	38,476	(18,478)	31,926
MFS® VIT II Income Portfolio - Initial Class	—	(8,904)	4,509	(1,641)
Templeton Foreign VIP Fund - Class 1	—	(15,999)	(27,259)	(19,350)
Templeton Growth VIP Fund - Class 1	—	(14,576)	23,355	16,434
Year Ended December 31, 2021
BNY Mellon Stock Index Fund, Inc. - Initial Class	$54,617	$88,534	$210,063	$306,067
Fidelity® VIP Asset Manager Portfolio - Initial Class	2,267	5,491	17,194	27,440
Fidelity® VIP Equity-Income Portfolio - Initial Class	166,740	190,949	107,498	318,725
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	(4,069)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	12,083	13,503	(24,624)	(4,367)
Invesco V.I. American Franchise Fund - Series I Shares	375,247	473,606	(114,412)	341,330
Invesco V.I. Core Equity Fund - Series I Shares	34,456	56,529	301,247	359,418
Invesco V.I. Core Plus Bond Fund - Series I Shares	10,845	12,992	(19,341)	(3,320)
MFS® VIT Growth Series - Initial Class	217,185	333,291	(3,924)	320,634
MFS® VIT Total Return Series - Initial Class	45,252	94,462	16,746	122,918
MFS® VIT Utilities Series - Initial Class	24,002	34,590	45,757	88,831
MFS® VIT II Income Portfolio - Initial Class	5,489	5,670	(8,755)	430
Templeton Foreign VIP Fund - Class 1	—	2,069	18,643	34,789
Templeton Growth VIP Fund - Class 1	—	(2,795)	16,047	15,827
Year Ended December 31, 2022
BNY Mellon Stock Index Fund, Inc. - Initial Class	$100,478	$126,819	$(393,871)	$(257,896)
Fidelity® VIP Asset Manager Portfolio - Initial Class	24,205	(7,334)	(68,312)	(70,893)
Fidelity® VIP Equity-Income Portfolio - Initial Class	45,548	77,233	(179,286)	(83,888)
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	8,054
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	21,026	5,684	(60,815)	(50,484)
Invesco V.I. American Franchise Fund - Series I Shares	633,696	676,084	(1,659,228)	(996,560)
Invesco V.I. Core Equity Fund - Series I Shares	178,621	206,877	(522,782)	(311,959)
Invesco V.I. Core Plus Bond Fund - Series I Shares	115	(6,990)	(32,221)	(39,314)
MFS® VIT Growth Series - Initial Class	135,799	188,733	(699,579)	(517,479)
MFS® VIT Total Return Series - Initial Class	68,917	79,609	(179,062)	(90,139)
MFS® VIT Utilities Series - Initial Class	24,748	55,561	(65,846)	1,644
MFS® VIT II Income Portfolio - Initial Class	1,068	(1,504)	(18,996)	(17,316)
Templeton Foreign VIP Fund - Class 1	—	(7,563)	(83,138)	(68,915)
Templeton Growth VIP Fund - Class 1	—	(9,895)	(23,069)	(33,170)

CG Variable Life Insurance Separate Account II

Statements of changes in net assets

Years Ended December 31, 2020, 2021 and 2022

	BNY Mellon Stock Index Fund, Inc. - Initial Class Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Government Money Market Portfolio - Initial Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,249,024	$233,562	$1,345,445	$649,924	$424,126	$2,316,592	$1,283,812
Changes From Operations:
• Net investment income (loss)	11,051	2,110	15,129	(1,840)	7,021	(12,018)	9,603
• Net realized gain (loss) on investments	186,456	3,915	57,037	—	1,792	277,555	291,162
• Net change in unrealized appreciation or depreciation on investments	(17,190)	23,987	(5,046)	—	25,191	647,813	(146,640)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	180,317	30,012	67,120	(1,840)	34,004	913,350	154,125
Changes from unit transactions:
• Net unit transactions	(310,530)	(20,863)	(83,704)	39,223	(27,389)	(197,496)	(93,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(310,530)	(20,863)	(83,704)	39,223	(27,389)	(197,496)	(93,191)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(130,213)	9,149	(16,584)	37,383	6,615	715,854	60,934
NET ASSETS AT DECEMBER 31, 2020	1,118,811	242,711	1,328,861	687,307	430,741	3,032,446	1,344,746
Changes From Operations:
• Net investment income (loss)	7,470	4,755	20,278	(4,069)	6,754	(17,864)	1,642
• Net realized gain (loss) on investments	88,534	5,491	190,949	—	13,503	473,606	56,529
• Net change in unrealized appreciation or depreciation on investments	210,063	17,194	107,498	—	(24,624)	(114,412)	301,247
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	306,067	27,440	318,725	(4,069)	(4,367)	341,330	359,418
Changes from unit transactions:
• Net unit transactions	(34,469)	146,550	(51,609)	161,000	31,871	(124,926)	(77,326)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(34,469)	146,550	(51,609)	161,000	31,871	(124,926)	(77,326)
TOTAL INCREASE (DECREASE) IN NET ASSETS	271,598	173,990	267,116	156,931	27,504	216,404	282,092
NET ASSETS AT DECEMBER 31, 2021	1,390,409	416,701	1,595,977	844,238	458,245	3,248,850	1,626,838
Changes From Operations:
• Net investment income (loss)	9,156	4,753	18,165	8,054	4,647	(13,416)	3,946
• Net realized gain (loss) on investments	126,819	(7,334)	77,233	—	5,684	676,084	206,877
• Net change in unrealized appreciation or depreciation on investments	(393,871)	(68,312)	(179,286)	—	(60,815)	(1,659,228)	(522,782)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(257,896)	(70,893)	(83,888)	8,054	(50,484)	(996,560)	(311,959)
Changes from unit transactions:
• Net unit transactions	(65,089)	(38,954)	(165,070)	16,220	(142,442)	(191,523)	(268,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(65,089)	(38,954)	(165,070)	16,220	(142,442)	(191,523)	(268,776)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(322,985)	(109,847)	(248,958)	24,274	(192,926)	(1,188,083)	(580,735)
NET ASSETS AT DECEMBER 31, 2022	$1,067,424	$306,854	$1,347,019	$868,512	$265,319	$2,060,767	$1,046,103

See accompanying notes.

	Invesco V.I. Core Plus Bond Fund - Series I Shares Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Income Portfolio - Initial Class Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$309,464	$1,296,667	$1,012,780	$728,508	$178,817	$943,939
Changes From Operations:
• Net investment income (loss)	3,914	(7,460)	15,907	11,928	2,754	23,908
• Net realized gain (loss) on investments	3,626	166,344	40,086	38,476	(8,904)	(15,999)
• Net change in unrealized appreciation or depreciation on investments	16,162	219,076	27,452	(18,478)	4,509	(27,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,702	377,960	83,445	31,926	(1,641)	(19,350)
Changes from unit transactions:
• Net unit transactions	(29,348)	(129,024)	(88,421)	(88,289)	(63,534)	(25,151)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,348)	(129,024)	(88,421)	(88,289)	(63,534)	(25,151)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,646)	248,936	(4,976)	(56,363)	(65,175)	(44,501)
NET ASSETS AT DECEMBER 31, 2020	303,818	1,545,603	1,007,804	672,145	113,642	899,438
Changes From Operations:
• Net investment income (loss)	3,029	(8,733)	11,710	8,484	3,515	14,077
• Net realized gain (loss) on investments	12,992	333,291	94,462	34,590	5,670	2,069
• Net change in unrealized appreciation or depreciation on investments	(19,341)	(3,924)	16,746	45,757	(8,755)	18,643
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,320)	320,634	122,918	88,831	430	34,789
Changes from unit transactions:
• Net unit transactions	20,911	(185,692)	(206,219)	(14,809)	20,412	(19,817)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,911	(185,692)	(206,219)	(14,809)	20,412	(19,817)
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,591	134,942	(83,301)	74,022	20,842	14,972
NET ASSETS AT DECEMBER 31, 2021	321,409	1,680,545	924,503	746,167	134,484	914,410
Changes From Operations:
• Net investment income (loss)	(103)	(6,633)	9,314	11,929	3,184	21,786
• Net realized gain (loss) on investments	(6,990)	188,733	79,609	55,561	(1,504)	(7,563)
• Net change in unrealized appreciation or depreciation on investments	(32,221)	(699,579)	(179,062)	(65,846)	(18,996)	(83,138)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,314)	(517,479)	(90,139)	1,644	(17,316)	(68,915)
Changes from unit transactions:
• Net unit transactions	(103,107)	(125,169)	(47,221)	(94,275)	(4,216)	(68,692)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(103,107)	(125,169)	(47,221)	(94,275)	(4,216)	(68,692)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(142,421)	(642,648)	(137,360)	(92,631)	(21,532)	(137,607)
NET ASSETS AT DECEMBER 31, 2022	$178,988	$1,037,897	$787,143	$653,536	$112,952	$776,803

CG Variable Life Insurance Separate Account II

Statements of changes in net assets (continued)

Years Ended December 31, 2020, 2021 and 2022

Templeton Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$337,059
Changes From Operations:
• Net investment income (loss)	7,655
• Net realized gain (loss) on investments	(14,576)
• Net change in unrealized appreciation or depreciation on investments	23,355
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,434
Changes from unit transactions:
• Net unit transactions	(17,481)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(17,481)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,047)
NET ASSETS AT DECEMBER 31, 2020	336,012
Changes From Operations:
• Net investment income (loss)	2,575
• Net realized gain (loss) on investments	(2,795)
• Net change in unrealized appreciation or depreciation on investments	16,047
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,827
Changes from unit transactions:
• Net unit transactions	(22,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(22,200)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,373)
NET ASSETS AT DECEMBER 31, 2021	329,639
Changes From Operations:
• Net investment income (loss)	(206)
• Net realized gain (loss) on investments	(9,895)
• Net change in unrealized appreciation or depreciation on investments	(23,069)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,170)
Changes from unit transactions:
• Net unit transactions	23,864
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,864
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,306)
NET ASSETS AT DECEMBER 31, 2022	$320,333

See accompanying notes.

CG Variable Life Insurance Separate Account II

Notes to financial statements

December 31, 2022

1. Accounting Policies and Variable Account Information

The Variable Account: CG Variable Life Insurance Separate Account II (the Variable Account) is a segregated investment account of Connecticut General Life Insurance Company (CG Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of CG Life. The assets and liabilities of the Variable Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Variable Account are owned by CG Life, but are not available to meet the general obligations of CG Life. The Variable Account only offers one product (Flexible Premium Variable Life) at one fee rate.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations of its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although CG Life is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fourteen available mutual funds (the Funds) of six open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Plus Bond Fund - Series I Shares

Dreyfus Variable Investment Fund:

BNY Mellon Stock Index Fund, Inc. - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Government Money Market Portfolio - Initial Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Franklin Templeton Variable Insurance Products Trust:

Templeton Foreign VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Income Portfolio - Initial Class

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2022. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance

CG Variable Life Insurance Separate Account II

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of CG Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Diversification Requirements: Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

Investment Fund Changes:

During 2020, the following fund changed its name:

Previous Fund Name	New Fund Name
MFS® VIT II Strategic Income Portfolio - Initial Class	MFS® VIT II Income Portfolio - Initial Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are charged daily to the Variable Account by the Company for a mortality and expense risk charge at a current annual rate of .55% of the average daily net asset value of the Variable Account. These charges are made in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

CG Life deducts a premium load of 5% of each premium payment to cover its state taxes and federal income tax liabilities. The premium loads for the years ended December 31, 2022, 2021 and 2020, amounted to $21,275, $31,909 and $23,646, respectively.

CG Life charges a monthly administrative fee of $15 in the first policy year and $5 in subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2022, 2021 and 2020, amounted to $12,481, $13,611 and $14,347, respectively.

On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable sub-account and/or fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2022, 2021 and 2020, amounted to $807,593, $775,908 and $832,961, respectively.

Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $25 for transfers between subaccounts. No transfer fees for the variable subaccounts were deducted for the years ended December 31, 2022, 2021 and 2020.

CG Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales

CG Variable Life Insurance Separate Account II

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the year ended December 31, 2022, full surrender charges and partial surrender administrative charges amounted to $25. No full surrender charges and partial surrender administrative charges were deducted for the year ended December 31, 2021. For the year ended December 31, 2020, full surrender charges and partial surrender administrative charges amounted to $50.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year in the five years ended December 31, 2022, follows:

Subaccount	Year	Fee Rate(1)	Unit Value	Units Outstanding	Net Assets	Total Return(2)	Investment Income Ratio(3)
BNY Mellon Stock Index Fund, Inc. - Initial Class
	2022	0.55%	$33.69	31,687	$1,067,424	-18.77%	1.33%
	2021	0.55%	41.47	33,529	1,390,409	27.71%	1.14%
	2020	0.55%	32.47	34,455	1,118,811	17.36%	1.54%
	2019	0.55%	27.67	45,142	1,249,024	30.46%	1.70%
	2018	0.55%	21.21	56,362	1,195,325	-5.16%	1.64%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2022	0.55%	19.24	15,948	306,854	-15.40%	1.84%
	2021	0.55%	22.74	18,321	416,701	9.32%	1.97%
	2020	0.55%	20.81	11,666	242,711	14.24%	1.49%
	2019	0.55%	18.21	12,824	233,562	17.60%	1.72%
	2018	0.55%	15.49	15,710	243,302	-5.87%	1.19%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2022	0.55%	26.72	50,418	1,347,019	-5.48%	1.84%
	2021	0.55%	28.27	56,463	1,595,977	24.21%	1.90%
	2020	0.55%	22.76	58,394	1,328,861	6.11%	1.82%
	2019	0.55%	21.45	62,734	1,345,445	26.74%	2.02%
	2018	0.55%	16.92	66,268	1,121,339	-8.80%	2.10%
Fidelity® VIP Government Money Market Portfolio - Initial Class
	2022	0.55%	10.26	84,659	868,512	0.88%	1.50%
	2021	0.55%	10.17	83,018	844,238	-0.54%	0.01%
	2020	0.55%	10.22	67,223	687,307	-0.23%	0.29%
	2019	0.55%	10.25	63,420	649,924	1.46%	2.00%
	2018	0.55%	10.10	69,352	700,512	1.09%	1.58%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2022	0.55%	14.51	18,286	265,319	-13.44%	2.04%
	2021	0.55%	16.76	27,338	458,245	-1.15%	2.06%
	2020	0.55%	16.96	25,402	430,741	8.79%	2.24%
	2019	0.55%	15.59	27,211	424,126	9.06%	2.74%
	2018	0.55%	14.29	27,119	387,559	-1.08%	2.37%
Invesco V.I. American Franchise Fund - Series I Shares
	2022	0.55%	25.49	80,834	2,060,767	-31.49%	0.00%
	2021	0.55%	37.21	87,305	3,248,850	11.31%	0.00%
	2020	0.55%	33.43	90,708	3,032,446	41.57%	0.07%
	2019	0.55%	23.61	98,103	2,316,592	36.01%	0.00%
	2018	0.55%	17.36	108,417	1,882,380	-4.15%	0.00%

CG Variable Life Insurance Separate Account II

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Fee Rate(1)	Unit Value	Units Outstanding	Net Assets	Total Return(2)	Investment Income Ratio(3)
Invesco V.I. Core Equity Fund - Series I Shares
	2022	0.55%	$24.06	43,484	$1,046,103	-20.98%	0.88%
	2021	0.55%	30.45	53,434	1,626,838	27.04%	0.66%
	2020	0.55%	23.97	56,112	1,344,746	13.23%	1.34%
	2019	0.55%	21.17	60,654	1,283,812	28.26%	0.94%
	2018	0.55%	16.50	66,157	1,091,775	-9.89%	0.89%
Invesco V.I. Core Plus Bond Fund - Series I Shares
	2022	0.55%	13.80	12,973	178,988	-15.00%	0.50%
	2021	0.55%	16.23	19,800	321,409	-1.20%	1.49%
	2020	0.55%	16.43	18,492	303,818	9.12%	1.90%
	2019	0.55%	15.06	20,553	309,464	10.45%	2.87%
	2018	0.55%	13.63	23,153	315,618	-2.90%	3.67%
MFS® VIT Growth Series - Initial Class
	2022	0.55%	39.88	26,026	1,037,897	-32.01%	0.00%
	2021	0.55%	58.65	28,652	1,680,545	22.86%	0.00%
	2020	0.55%	47.74	32,374	1,545,603	31.13%	0.00%
	2019	0.55%	36.41	35,615	1,296,667	37.39%	0.00%
	2018	0.55%	26.50	40,608	1,076,081	2.11%	0.09%
MFS® VIT Total Return Series - Initial Class
	2022	0.55%	22.07	35,669	787,143	-10.08%	1.70%
	2021	0.55%	24.54	37,671	924,503	13.49%	1.77%
	2020	0.55%	21.62	46,605	1,007,804	9.21%	2.25%
	2019	0.55%	19.80	51,149	1,012,780	19.72%	2.30%
	2018	0.55%	16.54	65,452	1,082,483	-6.13%	2.20%
MFS® VIT Utilities Series - Initial Class
	2022	0.55%	25.30	25,831	653,536	0.20%	2.33%
	2021	0.55%	25.25	29,552	746,167	13.47%	1.77%
	2020	0.55%	22.25	30,205	672,145	5.32%	2.42%
	2019	0.55%	21.13	34,480	728,508	24.38%	4.06%
	2018	0.55%	16.99	36,243	615,663	0.51%	1.04%
MFS® VIT II Income Portfolio - Initial Class
	2022	0.55%	15.77	7,161	112,952	-14.18%	3.37%
	2021	0.55%	18.38	7,317	134,484	-0.08%	3.26%
	2020	0.55%	18.40	6,178	113,642	8.75%	2.87%
	2019	0.55%	16.92	10,571	178,817	10.99%	3.50%
	2018	0.55%	15.24	11,725	178,708	-2.53%	4.05%
Templeton Foreign VIP Fund - Class 1
	2022	0.55%	11.05	70,268	776,803	-7.89%	3.28%
	2021	0.55%	12.00	76,186	914,410	3.86%	2.02%
	2020	0.55%	11.56	77,833	899,438	-1.46%	3.53%
	2019	0.55%	11.73	80,492	943,939	12.22%	2.00%
	2018	0.55%	10.45	84,165	879,538	-15.73%	2.86%
Templeton Growth VIP Fund - Class 1
	2022	0.55%	13.83	23,167	320,333	-11.81%	0.47%
	2021	0.55%	15.68	21,025	329,639	4.68%	1.30%
	2020	0.55%	14.98	22,435	336,012	5.41%	3.15%
	2019	0.55%	14.21	23,721	337,059	14.80%	3.05%
	2018	0.55%	12.38	28,269	349,893	-15.08%	2.18%

(1)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

CG Variable Life Insurance Separate Account II

Notes to financial statements (continued)

3. Financial Highlights (continued)

(3)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2022:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
BNY Mellon Stock Index Fund, Inc. - Initial Class	$133,903	$89,342
Fidelity® VIP Asset Manager Portfolio - Initial Class	285,508	295,499
Fidelity® VIP Equity-Income Portfolio - Initial Class	106,404	207,741
Fidelity® VIP Government Money Market Portfolio - Initial Class	333,939	309,652
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	38,983	155,748
Invesco V.I. American Franchise Fund - Series I Shares	717,992	289,204
Invesco V.I. Core Equity Fund - Series I Shares	213,722	299,915
Invesco V.I. Core Plus Bond Fund - Series I Shares	7,782	110,874
MFS® VIT Growth Series - Initial Class	179,833	175,820
MFS® VIT Total Return Series - Initial Class	108,631	77,609
MFS® VIT Utilities Series - Initial Class	64,444	122,032
MFS® VIT II Income Portfolio - Initial Class	24,221	24,183
Templeton Foreign VIP Fund - Class 1	75,055	121,949
Templeton Growth VIP Fund - Class 1	92,004	68,341

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
BNY Mellon Stock Index Fund, Inc. - Initial Class	$109,350	$81,732
Fidelity® VIP Asset Manager Portfolio - Initial Class	178,518	24,946
Fidelity® VIP Equity-Income Portfolio - Initial Class	241,426	106,017
Fidelity® VIP Government Money Market Portfolio - Initial Class	430,191	273,260
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	81,005	30,297
Invesco V.I. American Franchise Fund - Series I Shares	457,984	225,527
Invesco V.I. Core Equity Fund - Series I Shares	94,449	135,677
Invesco V.I. Core Plus Bond Fund - Series I Shares	70,366	35,581
MFS® VIT Growth Series - Initial Class	259,003	236,243
MFS® VIT Total Return Series - Initial Class	72,846	222,103
MFS® VIT Utilities Series - Initial Class	65,886	48,209
MFS® VIT II Income Portfolio - Initial Class	40,636	11,220
Templeton Foreign VIP Fund - Class 1	61,470	67,210
Templeton Growth VIP Fund - Class 1	20,604	40,229

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
BNY Mellon Stock Index Fund, Inc. - Initial Class	$128,495	$352,731
Fidelity® VIP Asset Manager Portfolio - Initial Class	29,206	44,998
Fidelity® VIP Equity-Income Portfolio - Initial Class	111,388	124,247
Fidelity® VIP Government Money Market Portfolio - Initial Class	294,474	257,091

CG Variable Life Insurance Separate Account II

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	$43,664	$63,876
Invesco V.I. American Franchise Fund - Series I Shares	260,417	282,030
Invesco V.I. Core Equity Fund - Series I Shares	322,173	125,309
Invesco V.I. Core Plus Bond Fund - Series I Shares	47,555	71,419
MFS® VIT Growth Series - Initial Class	121,065	170,750
MFS® VIT Total Return Series - Initial Class	62,939	111,052
MFS® VIT Utilities Series - Initial Class	54,766	115,040
MFS® VIT II Income Portfolio - Initial Class	45,712	106,492
Templeton Foreign VIP Fund - Class 1	88,903	90,146
Templeton Growth VIP Fund - Class 1	39,675	49,501

5. Investments

The following is a summary of investments owned at December 31, 2022:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
BNY Mellon Stock Index Fund, Inc. - Initial Class	18,465	$57.81	$1,067,440	$829,857
Fidelity® VIP Asset Manager Portfolio - Initial Class	21,429	14.32	306,859	329,049
Fidelity® VIP Equity-Income Portfolio - Initial Class	57,175	23.56	1,347,039	1,225,655
Fidelity® VIP Government Money Market Portfolio - Initial Class	868,525	1.00	868,525	868,525
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	24,567	10.80	265,323	318,910
Invesco V.I. American Franchise Fund - Series I Shares	48,105	42.84	2,060,798	2,608,894
Invesco V.I. Core Equity Fund - Series I Shares	42,612	24.55	1,046,119	1,230,853
Invesco V.I. Core Plus Bond Fund - Series I Shares	32,193	5.56	178,991	207,589
MFS® VIT Growth Series - Initial Class	21,614	48.02	1,037,913	962,132
MFS® VIT Total Return Series - Initial Class	35,000	22.49	787,155	759,942
MFS® VIT Utilities Series - Initial Class	17,994	36.32	653,546	525,039
MFS® VIT II Income Portfolio - Initial Class	13,979	8.08	112,954	135,514
Templeton Foreign VIP Fund - Class 1	62,445	12.44	776,815	858,437
Templeton Growth VIP Fund - Class 1	30,596	10.47	320,338	368,160

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon Stock Index Fund, Inc. - Initial Class	537	(2,379)	(1,842)
Fidelity® VIP Asset Manager Portfolio - Initial Class	13,222	(15,595)	(2,373)
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,384	(7,429)	(6,045)
Fidelity® VIP Government Money Market Portfolio - Initial Class	31,756	(30,115)	1,641
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	805	(9,857)	(9,052)
Invesco V.I. American Franchise Fund - Series I Shares	2,870	(9,341)	(6,471)
Invesco V.I. Core Equity Fund - Series I Shares	1,011	(10,961)	(9,950)
Invesco V.I. Core Plus Bond Fund - Series I Shares	475	(7,302)	(6,827)
MFS® VIT Growth Series - Initial Class	1,012	(3,638)	(2,626)
MFS® VIT Total Return Series - Initial Class	1,238	(3,240)	(2,002)
MFS® VIT Utilities Series - Initial Class	1,030	(4,751)	(3,721)
MFS® VIT II Income Portfolio - Initial Class	1,227	(1,383)	(156)
Templeton Foreign VIP Fund - Class 1	4,543	(10,461)	(5,918)
Templeton Growth VIP Fund - Class 1	6,720	(4,578)	2,142

CG Variable Life Insurance Separate Account II

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon Stock Index Fund, Inc. - Initial Class	1,131	(2,057)	(926)
Fidelity® VIP Asset Manager Portfolio - Initial Class	7,719	(1,064)	6,655
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,922	(3,853)	(1,931)
Fidelity® VIP Government Money Market Portfolio - Initial Class	42,315	(26,520)	15,795
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	3,634	(1,698)	1,936
Invesco V.I. American Franchise Fund - Series I Shares	2,426	(5,829)	(3,403)
Invesco V.I. Core Equity Fund - Series I Shares	1,916	(4,594)	(2,678)
Invesco V.I. Core Plus Bond Fund - Series I Shares	3,418	(2,110)	1,308
MFS® VIT Growth Series - Initial Class	822	(4,544)	(3,722)
MFS® VIT Total Return Series - Initial Class	481	(9,415)	(8,934)
MFS® VIT Utilities Series - Initial Class	1,308	(1,961)	(653)
MFS® VIT II Income Portfolio - Initial Class	1,716	(577)	1,139
Templeton Foreign VIP Fund - Class 1	3,527	(5,174)	(1,647)
Templeton Growth VIP Fund - Class 1	1,045	(2,455)	(1,410)

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon Stock Index Fund, Inc. - Initial Class	1,372	(12,059)	(10,687)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,284	(2,442)	(1,158)
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,914	(6,254)	(4,340)
Fidelity® VIP Government Money Market Portfolio - Initial Class	28,618	(24,815)	3,803
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	2,125	(3,934)	(1,809)
Invesco V.I. American Franchise Fund - Series I Shares	2,843	(10,238)	(7,395)
Invesco V.I. Core Equity Fund - Series I Shares	1,313	(5,855)	(4,542)
Invesco V.I. Core Plus Bond Fund - Series I Shares	2,568	(4,629)	(2,061)
MFS® VIT Growth Series - Initial Class	882	(4,123)	(3,241)
MFS® VIT Total Return Series - Initial Class	919	(5,463)	(4,544)
MFS® VIT Utilities Series - Initial Class	1,218	(5,493)	(4,275)
MFS® VIT II Income Portfolio - Initial Class	2,403	(6,796)	(4,393)
Templeton Foreign VIP Fund - Class 1	6,152	(8,811)	(2,659)
Templeton Growth VIP Fund - Class 1	2,409	(3,695)	(1,286)

7. Subsequent Events

Management evaluated subsequent events through April 26, 2023, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Connecticut General Life Insurance Company
and

Contract Owners of CG Variable Life Insurance Separate Account II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise CG Variable Life Insurance Separate Account II ("Variable Account"), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 26, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
BNY Mellon Stock Index Fund, Inc. - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
MFS® VIT Growth Series - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
MFS® VIT Total Return Series - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
MFS® VIT Utilities Series - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
MFS® VIT II Income Portfolio - Initial Class	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Templeton Foreign VIP Fund - Class 1	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022
Templeton Growth VIP Fund - Class 1	As of December 31, 2022	For each of the three years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022